Filed electronically with the Securities and Exchange Commission on July 31, 2002

                                                               File No. 33-34819
                                                               File No. 811-6108

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 19
                                                      --

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 20
                                              --


                          Investors Municipal Cash Fund
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------

                                  John Millette
                     Vice President and Assistant Secretary
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/X/      On July 31, 2002 pursuant to paragraph (b)
/ /      On ____________ pursuant to paragraph (a)(1)
/ /      On ____________ pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Investors Municipal
Cash Fund



                    P R O S P E C T U S


                    July 31, 2002




                    Investors Florida Municipal
                    Cash Fund

                    Investors Michigan Municipal
                    Cash Fund

                    Investors New Jersey Municipal
                    Cash Fund

                    Investors Pennsylvania Municipal
                    Cash Fund

                    Tax-Exempt New York Money
                    Market Fund



                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


I N V E S T O R S   M U N I C I P A L   C A S H   F U N D


How the Funds Work                                 How to Invest in the Funds

  1   Investors Florida Municipal Cash Fund         29   Policies You Should Know About

  5   Investors Michigan Municipal Cash Fund        33   Understanding Distributions and Taxes

  9   Investors New Jersey Municipal Cash Fund

 13   Investors Pennsylvania Municipal Cash Fund

 17   Tax-Exempt New York Money Market Fund

 22   Other Policies and Risks

 23   Who Manages and Oversees the Funds

 24   Financial Highlights

Investors Florida Municipal Cash Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum current income, that is exempt from federal income tax, to the extent consistent with stability of capital.


The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal and Florida income tax, if any. The fund may invest all of its assets in bonds whose interest may be subject to the alternative minimum tax (AMT).

Although the fund generally seeks investments that are exempt from the Florida intangibles tax, there is no assurance that the fund's investments will be so exempt.


The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.

--------------------------------------------------------------------------------
MONEY FUND RULES


To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:


o individual securities must have remaining maturities of no more than 397 days and be denominated in U.S. dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, Florida's growing population could overburden the state's public services, or the state's tourism, agriculture or technology industries could experience economic downturns.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o income earned on floating or variable rate securities will vary as interest rates decrease or increase

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o  over time, inflation may erode the real value of an investment in the fund

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

o This fund may appeal to individual Florida taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History


The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

          2.64           2.38           3.27           1.86

          1998           1999           2000           2001

2002 Total Return as of June 30: 0.23%

For the periods included in the bar chart:

Best Quarter: 0.88%, Q2 2000                    Worst Quarter: 0.25%, Q4 2001


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2001
--------------------------------------------------------------------------------

          1 Year               Since Inception*
--------------------------------------------------------------------------------
          1.86%                      2.58%
--------------------------------------------------------------------------------

*    Inception date for the fund is 5/22/1997.

7-day yield as of 12/31/2001: 0.83%

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay


This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------------------
Annual Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                         0.22%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------------------
Other Expenses*                                         0.36
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                       1.08
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will cap expenses voluntarily at 1.00%. This cap may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years     10 Years
------------------------------------------------------
     $110          $343         $595        $1,317
------------------------------------------------------

Investors Michigan Municipal Cash Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum current income, that is exempt from federal and Michigan income taxes, to the extent consistent with stability of capital.


The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal and Michigan income tax. The fund may invest all of its assets in bonds whose interest may be subject to the alternative minimum tax (AMT).


The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.

--------------------------------------------------------------------------------

MONEY FUND RULES


To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:


o individual securities must have remaining maturities of no more than 397 days and be denominated in U.S. dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, because Michigan's industrial base is concentrated in the manufacturing sector, the state's economy could be more volatile during a national economic downturn than that of states with more diversified industries.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o income earned on floating or variable rate securities will vary as interest rates decrease or increase

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o  over time, inflation may erode the real value of an investment in the fund

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

O This fund may appeal to individual Michigan taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History


The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

          2.59          3.45          1.98

          1999          2000          2001

2002 Total Return as of June 30: 0.33%

For the periods included in the bar chart:

Best Quarter: 0.92%, Q2 2000                    Worst Quarter: 0.27%, Q4 2001


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2001
--------------------------------------------------------------------------------

          1 Year               Since Inception*
--------------------------------------------------------------------------------
          1.98%                      2.70%
--------------------------------------------------------------------------------


*   Inception date for the fund is 4/6/1998.

7-day yield as of 12/31/2001: 0.61%

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay


This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------------------

Annual Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                0.35
--------------------------------------------------------------------------------
Other Expenses*                                         0.34
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                       0.91
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will cap expenses voluntarily at 0.85%. This cap may be terminated at any time at the option of the advisor.

Example

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years     10 Years
------------------------------------------------------
     $93           $290         $504        $1,120
------------------------------------------------------

Investors New Jersey Municipal Cash Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum current income, that is exempt from federal and New Jersey income taxes, to the extent consistent with stability of capital.


The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal and New Jersey income tax. The fund may invest all of its assets in bonds whose interest may be subject to the alternative minimum tax (AMT).


The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.

MONEY FUND RULES


To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:


o individual securities must have remaining maturities of no more than 397 days and be denominated in U.S. dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, New Jersey's manufacturing, construction or service industries could experience economic downturns.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.


Other factors that could affect performance include:


o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o income earned on floating or variable rate securities will vary as interest rates decrease or increase

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o  over time, inflation may erode the real value of an investment in the fund

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.


o This fund may appeal to individual New Jersey taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

          2.40          2.20          3.01          1.55

          1998          1999          2000          2001

2002 Total Return as of June 30: 0.18%

For the periods included in the bar chart:

Best Quarter: 0.82%, Q2 2000                    Worst Quarter: 0.19%, Q4 2001


Average Annual Total Returns as of 12/31/2001

          1 Year               Since Inception*
-----------------------------------------------------
          1.55%                      2.34%
-----------------------------------------------------


*   Inception date for the fund is 5/23/1997.

7-day yield as of 12/31/2001: 0.58%

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------

Annual Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------
Other Expenses*                                         0.28
--------------------------------------------------------------------
Total Annual Operating Expenses**                       1.00
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will voluntarily cap expenses at 1.00%. This cap may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years     10 Years
------------------------------------------------------
     $102          $318         $552        $1,225
------------------------------------------------------

Investors Pennsylvania Municipal Cash Fund

The Fund's Main Investment Strategy


The fund seeks to provide maximum current income that is exempt from federal and Pennsylvania income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal and Pennsylvania income tax. The fund may invest all of its assets in bonds whose interest may be subject to the alternative minimum tax (AMT).


The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.

--------------------------------------------------------------------------------

MONEY FUND RULES


To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in U.S. dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, Pennsylvania's health, education or high-tech industries could experience economic downturns, or the state's ongoing loss of high-paying manufacturing jobs may impede income growth.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:


o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o income earned on floating or variable rate securities will vary as interest rates decrease or increase

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o  over time, inflation may erode the real value of an investment in the fund

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.


o This fund may appeal to individual Pennsylvania taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History


The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

          2.63          2.41          3.27          1.76

          1998          1999          2000          2001

2002 Total Return as of June 30: 0.26%

For the periods included in the bar chart:

Best Quarter: 0.88%, Q2 2000                    Worst Quarter: 0.23%, Q4 2001


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2001
--------------------------------------------------------------------------------

          1 Year               Since Inception*
--------------------------------------------------------------------------------
          1.76%                      2.57%
--------------------------------------------------------------------------------

*   Inception date for the fund is 5/21/1997.

7-day yield as of 12/31/2001: 0.86%

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                                    None
(paid directly from your investment)
--------------------------------------------------------------------------------
Annual Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------------------
Other Expenses*                                         0.37
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                       1.09
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will voluntarily cap expenses at 1.00%. This cap may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years     10 Years
------------------------------------------------------
     $111          $347         $601        $1,329
------------------------------------------------------

Tax-Exempt New York Money Market Fund

The Fund's Main Investment Strategy


The fund seeks to provide maximum current income that is exempt from federal, New York State and New York City income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from federal and New York State income tax. The fund does not consider bonds whose interest may be subject to the alternative minimum tax
(AMT) as municipal securities for purposes of this limitation. The fund also normally invests at least 65% of total assets in securities, the income from which is free from New York City personal income taxes.


The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.

--------------------------------------------------------------------------------

MONEY FUND RULES


To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in U.S. dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days


o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance. The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers.


The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, the fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o income earned on floating or variable rate securities will vary as interest rates decrease or increase

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o  over time, inflation may erode the real value of an investment in the fund


An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

o This fund may appeal to individual New York taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History


The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2.19   1.63   2.04   3.12    3.01   2.92   2.63    2.41   3.22    1.73

1992   1993   1994   1995    1996   1997   1998    1999   2000    2001

2002 Total Return as of June 30: 0.19%

For the periods included in the bar chart:

Best Quarter: 0.86%, Q2 2000                    Worst Quarter: 0.22%, Q4 2001


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2001
--------------------------------------------------------------------------------


      1 Year           5 Years          10 Years
--------------------------------------------------------------------------------
       1.73%             2.58%             2.49%
--------------------------------------------------------------------------------

7-day yield as of 12/31/2001: 0.70%

Total returns from inception through 2002 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay


This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees
(paid directly from your investment)                    None
--------------------------------------------------------------------------------

Annual Operating Expenses
(deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------------------
Other Expenses*                                         0.32
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                       1.04
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will voluntarily cap expenses at 1.00%. This cap may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years     10 Years
------------------------------------------------------
     $106          $331         $574        $1,271
------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Each fund's investment goal and the policy of investing at least 80% of net assets in municipal securities as described in this prospectus cannot be changed without shareholder approval.


o As a temporary defensive measure, the funds could invest in taxable money market securities. This would mean that the fund was not pursuing its goal.


o The advisor measures credit quality at the time it buys securities using independent ratings and its own credit analysis. If a security's credit quality changes, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the funds' investment decisions, buys and sells securities for the funds and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:


------------------------------------------------------
Fund Name                               Fee Paid
------------------------------------------------------
Investors Florida Municipal              0.22%
Cash Fund
------------------------------------------------------
Investors Michigan Municipal             0.22%
Cash Fund
------------------------------------------------------
Investors New Jersey Municipal           0.22%
Cash Fund
------------------------------------------------------
Investors Pennsylvania Municipal         0.22%
Cash Fund
------------------------------------------------------
Tax-Exempt New York                      0.22%
Money Market Fund
------------------------------------------------------

The portfolio managers

A group of professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Investors Florida Municipal Cash Fund

-------------------------------------------------------------------------------------------------------------------
Years Ended March 31,                                               2002      2001      2000    1999      1998^a
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .01       .03      .02       .02      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                        (.01)     (.03)    (.02)     (.02)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^b                                                   1.36      3.19     2.57      2.50     2.41**
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 57        57       37        20        8
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      1.08      1.26^c   1.13      1.09      .99*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        .95       .96^c    .90       .85      .90*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                   1.34      3.06     2.58      2.36     2.74*
-------------------------------------------------------------------------------------------------------------------

^a   For the period May 22, 1997 (commencement of operations) to March 31, 1998.

^b   Total returns would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.20% and .94%, respectively.

*    Annualized

**   Not annualized

Investors Michigan Municipal Cash Fund


-------------------------------------------------------------------------------------------------------------------
Years Ended March 31,                                                         2002      2001      2000    1999^a
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                           .01      .03       .03      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                                  (.01)    (.03)     (.03)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^b                                                             1.50     3.36      2.77^c   2.41**
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                           37       29        23       36
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                 .91     1.16^d     .91      .87*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                  .75      .78^d     .75      .75*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                             1.44     3.28      2.65     2.62*
-------------------------------------------------------------------------------------------------------------------

^a   For the period April 6, 1998 (commencement of operations) to March 31,
     1999.

^b   Total returns would have been lower had certain expenses not been reduced.

^c Total return for the year ended March 31, 2000 includes the effect of a voluntary capital contribution from the Advisor. Without this capital contribution, total return would have been lower.

^d The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.07% and .75%, respectively.

*    Annualized

**   Not annualized

Investors New Jersey Municipal Cash Fund

-------------------------------------------------------------------------------------------------------------------
Years Ended March 31,                                              2002      2001      2000    1999       1998^a
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                               $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .01       .03      .02       .02      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                       (.01)     (.03)    (.02)     (.02)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^b                                                   1.12      2.89     2.38      2.26   2.22**
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 70        77       47        15        5
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      1.00     1.14c     1.13      1.12    1.12*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        .95      .95c      .90       .90     .90*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                   1.15      2.80     2.42      2.13    2.55*
-------------------------------------------------------------------------------------------------------------------

^a   For the period May 23, 1997 (commencement of operations) to March 31, 1998.

^b   Total returns would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.10% and .94%, respectively.

*    Annualized

**   Not annualized

Investors Pennsylvania Municipal Cash Fund


-------------------------------------------------------------------------------------------------------------------
Years Ended March 31,                                              2002      2001      2000    1999       1998^a
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                               $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .01       .03      .03       .02      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                        (.01)     (.03)    (.03)     (.02)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^b                                                   1.33      3.15     2.58      2.50     2.42**
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 29        25       21         6        3
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      1.09      1.36^c   1.39      1.12     1.11*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        .95       .96^c    .90       .90      .90*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                   1.27      3.07     2.61      2.40     2.76*
-------------------------------------------------------------------------------------------------------------------

^a   For the period May 21, 1997 (commencement of operations) to March 31, 1998.

^b   Total returns would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.28% and .93%, respectively.

*    Annualized

**   Not annualized

Tax-Exempt New York Money Market Fund


-------------------------------------------------------------------------------------------------------------------
Years Ended March 31,                                              2002      2001      2000    1999       1998
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                               $  1.00   $  1.00  $  1.00   $  1.00  $  1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .01       .03      .03       .02      .03
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                         (.01)     (.03)    (.03)     (.02)    (.03)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  1.00   $  1.00  $  1.00   $  1.00  $  1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^a                                                    1.24      3.11     2.59      2.50     2.90
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 164       175      242       184      104
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.04      1.18^b    .97       .98      .98
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .94       .87^b    .80       .80      .80
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                    1.23      3.10     2.58      2.41     2.83
-------------------------------------------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.14% and .86%, respectively.

How to Invest in the Funds

The following pages describe the main policies associated with buying and selling shares of the funds. There is also information on dividends and taxes and other matters that may affect you as a fund shareholder.

Because these funds are available only through a financial services firm, such as a broker or financial institution, you should contact a representative of your financial services firm for instructions on how to buy or sell fund shares.

Policies You Should Know About

The policies below may affect you as a shareholder. In any case where materials provided by your financial services firm contradict the information given here, you should follow the information in your firm's materials. Please note that a financial services firm may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-231-8568.

Rule 12b-1 Plan


Each fund has adopted a plan under Rule 12b-1 that authorizes the payment of an annual distribution services fee, payable monthly, of 0.50% of each fund's average daily net assets (except Investors Michigan Municipal Cash Fund, which pays 0.35%). Because 12b-1 fees are paid out of the funds' assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost more than paying other types of sales charges.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Normally, each fund calculates its share price twice every business day: at 12:00 p.m. and 4:00 p.m. Eastern time.

As noted earlier, each fund expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through financial services firms must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your financial services firm should be able to tell you when your order will be processed.

Wire transactions that arrive by 12:00 p.m. Eastern time will receive that day's dividend. Wire transactions received between 12:00 p.m. Eastern time and 4:00 p.m. Eastern time will start to accrue dividends the next calendar day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Checkwriting lets you sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, we may require a signature guarantee in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokerages, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

If your shares are registered directly with the funds' transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Cash Products Group
P.O. Box 219153
Kansas City, MO 64121-9153

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: ten days) or when unusual circumstances prompt the SEC to allow further delays.

Your financial services firm may set its own minimum investments, although those set by the funds are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $100

o  Minimum investment with an automatic investment plan: $50

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

How the funds calculate share price

Each fund's share price is its net asset value per share, or NAV. To calculate NAV, each fund uses the following equation:


     TOTAL ASSETS - TOTAL LIABILITIES
    ---------------------------------       =  NAV
    TOTAL NUMBER OF SHARES OUTSTANDING

In valuing securities, we typically use amortized cost (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:


o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o  change, add or withdraw various services, fees and account policies

o  reject or limit purchases of shares for any reason

o  withdraw or suspend any part of the offering made by this prospectus

o ask a fund for approval before accepting any purchase order that would bring a shareholder's account balance above $3 million

o the Board of each fund has the ability to terminate a fund at any time without shareholder approval

Understanding Distributions and Taxes

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

o  Income dividends: declared daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed


Capital gains may be taxable at different rates depending on the length of time a fund holds it assets.

Exchanges of fund shares or among other mutual funds may also be taxable events.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV) or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Dividends from the funds are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal, state and, if applicable, local income tax liability. However, there are a few exceptions:

o a portion of a fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest its assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

The following tables show the usual tax status of transactions in fund shares as well as that of any taxable distribution from a fund:


Generally taxed at ordinary income rates
------------------------------------------------------
o short-term capital gains from selling fund shares
------------------------------------------------------
o taxable income dividends you receive from the funds
------------------------------------------------------
o short-term capital gains distributions received
  from the funds
------------------------------------------------------

Generally taxed at long-term capital gains rates
------------------------------------------------------
o long-term capital gains from selling fund shares
------------------------------------------------------
o long-term capital gains distributions received
  from the funds
------------------------------------------------------

You will be sent detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information

Shareholder reports -- These have detailed performance figures, a list of everything each fund owns, and the funds' financial statements. Shareholders get the reports automatically. For more copies, call 1-800-231-8568.


Statement of Additional Information (SAI) -- This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial services firm or the SEC (see below). If you like, you can look over these materials and other information about the funds at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at 1-800-231-8568.


SEC
Public Reference Section
Washington, DC 20549-0102
1-202-942-8090
www.sec.gov

SEC File Number
Investors Municipal Cash Fund       811-6108

                          INVESTORS MUNICIPAL CASH FUND


             Investors Florida Municipal Cash Fund ("Florida Fund")
            Investors Michigan Municipal Cash Fund ("Michigan Fund")
          Investors New Jersey Municipal Cash Fund ("New Jersey Fund")
        Investors Pennsylvania Municipal Cash Fund ("Pennsylvania Fund")
             Tax-Exempt New York Money Market Fund ("New York Fund")
                  (each a "Fund," and collectively the "Funds")
















                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 31, 2002

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds dated July 31, 2002, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-231-8568, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Fund, dated March 31, 2002, accompanies this Statement of Additional Information. The financial statements appearing in each Fund's Annual Report are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus for the Funds.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT RESTRICTIONS........................................................2

INVESTMENT POLICIES AND TECHNIQUES.............................................5


INVESTMENT ADVISOR............................................................35

FUND SERVICE PROVIDERS........................................................40
   Independent Auditors and Reports to Shareholders...........................41
   Legal Counsel..............................................................41
   Fund Accounting Agent......................................................42
   Custodian, Transfer Agent and Shareholder Service Agent....................42

PORTFOLIO TRANSACTIONS........................................................42
   Brokerage Commissions......................................................43

PERFORMANCE...................................................................43

PURCHASE AND REDEMPTION OF SHARES.............................................50

TAXES.........................................................................57

NET ASSET VALUE...............................................................59

OFFICERS AND TRUSTEES.........................................................60

TRUST ORGANIZATION............................................................69

FINANCIAL STATEMENTS..........................................................71

                             INVESTMENT RESTRICTIONS


Investors Municipal Cash Fund (the "Trust") has elected to be classified as an open-end, non-diversified management investment company that offers a choice of five investment portfolios (each a "Fund"). The Funds limit their portfolio investments to securities that meet the diversification, maturity and quality requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). From time to time, a significant portion of a Fund's securities may be supported by credit and liquidity enhancements from third party banks and other financial institutions, and as a result, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

Although the Trust and each Fund has registered as a "non-diversified" investment company, each Fund must meet the diversification requirements of Rule 2a-7. Rule 2a-7 generally provides that a single state money fund shall not, as to 75% of its assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows each Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer. Since each Fund is concentrated in securities issued by a particular state or entities within that state and may invest a significant percentage of its assets in the securities of a single issuer, an investment in a Fund may be subject to more risk.

Each Fund invests primarily in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes ("Municipal Securities"). As a fundamental investment policy, each Fund will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is exempt from federal income taxes and the income tax, if any, of the particular states. Each of the Funds may invest in bonds whose interest may be subject to the federal alternative minimum tax. In compliance with the position of the staff of the Securities and Exchange Commission ("SEC"), New York Fund does not consider such bonds as Municipal Securities for purposes of the 80% limitation and, accordingly, its investments in securities subject to the alternative minimum tax may not exceed 20% of its assets. This is a fundamental policy for New York Fund so long as the SEC staff maintains its position, after which it would become non-fundamental. Each Fund's assets will consist of Municipal Securities and temporary investments, as described below, and cash.

Up to 25% of the total assets of a Fund may be invested at any time in debt obligations of a single issuer or of issuers in a single industry and a Fund may invest without limitation in Municipal Securities the income on which may be derived from projects of a single type. Certain Municipal Securities, such as general obligation bonds, are not deemed an "issuer" for the 25% limitation.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of a Fund's net assets value at the time of the transaction would be invested in such securities.

Unless specified to the contrary, the following policies are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the

1940 Act, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, the New York Fund may not:

(1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or its Advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers that invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of fundamental policy, the Pennsylvania Fund may not:

(1) Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      Purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(7) Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following policies are nonfundamental, which may be changed by the Board of Trustees without shareholder approval. As a matter of nonfundamental policy, the Pennsylvania Fund may not:

(i) Borrow money in an amount greater than one-third of its total assets, except for temporary or emergency purposes;

(ii) Lend portfolio securities in an amount greater than 5% of its total assets;

(iii)    Invest more than 10% of net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of fundamental policy, the Florida, Michigan and New Jersey Funds each may not:

(1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(8)      Issue senior securities as defined in the 1940 Act.

The Florida, Michigan and New Jersey Funds each have adopted the following nonfundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Florida, Michigan and New Jersey Funds each may not:

(i) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

(ii) Invest for the purpose of exercising control or management of another issuer.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


                       INVESTMENT POLICIES AND TECHNIQUES


Each Fund is a money market mutual fund that has been designed to provide investors with professional management of short-term investment dollars. Each Fund pools individual and institutional investors' money which it uses to buy tax-exempt money market instruments. Because the Funds combine their respective shareholders' money, they can buy and sell large blocks of securities, which reduces transaction costs and increases yields. The Funds are managed by investment professionals who analyze market trends to take advantage of changing conditions. Investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. There can be no assurance that a Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share.

The New York Fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest ratings of municipal securities assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa), or assigned by Standard & Poor's Corporation ("S&P") (AAA or AA); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities; (d) have at the time of purchase a Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer-term municipal securities of that issuer are rated within the two highest rating categories by Moody's or S&P's or (f) are determined by the Board of Trustees or its delegate to be at least equal in quality to one or more of the above categories.

The Florida, Michigan, New Jersey and Pennsylvania Funds will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest ratings of municipal securities assigned by Moody's, S&P, Duff Phelps, Inc., Fitch Investor's Services, Inc. or any other nationally recognized statistical rating organization ("NRSRO") as determined by the SEC; (b) are unrated, if in the discretion of the Board of Trustees or its delegate the Municipal Securities are determined to be at least equal in quality to one or more of the ratings in subparagraph (a) immediately above; or (c) are fully collateralized by an escrow of U.S. Government securities.

Moreover, although each Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Funds' investment advisor. To the extent that the Funds' assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, a Fund will be subject to the risks presented by such projects to a greater extent than it would be if a Fund's assets were not so concentrated. In seeking to achieve its investment objective, a Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds.

From time to time, as a defensive measure, including during periods when acceptable short-term Municipal Securities are not available, each Fund may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest ratings of municipal securities assigned by Moody's or S&P for the New York Fund; debt securities rated within the two highest ratings by any NRSRO for the Florida, Michigan, New Jersey and Pennsylvania Funds; commercial paper rated within the two highest ratings by either Moody's or S&P for the New York Fund; commercial paper rated within the two highest ratings by any NRSRO for the Florida, Michigan, New Jersey and Pennsylvania Funds; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Under a repurchase agreement a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year. Interest income from temporary investments is taxable to shareholders as ordinary income. Although a Fund is permitted to invest in taxable securities, it is each Fund's primary intention to generate income dividends that are not subject to federal income taxes and the income taxes of a particular state.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor" or "DeIM"), in its discretion, might, but is not required to, use in managing a Fund's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein and in the Fund's prospectus.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a money market fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Fund's Board has approved policies established by the Funds' investment advisor reasonably calculated to prevent a Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of a Fund's investments, with respect to 75% of its total assets, a Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. A Fund will not invest more than 5% of its total assets in the securities of a single issuer unless they are first tier securities. A Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund.

The assets of a Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The portfolio of a Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Fund will vary according to the management's appraisal of money market conditions. A Fund will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.


Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issuers.


Municipal Securities which a Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. Each Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

Dividends representing net interest income received by each Fund on Municipal Securities will normally be exempt from federal income tax when distributed to each Fund's shareholders. Such dividend income may be subject to state and local taxes. Each Fund's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. Each Fund considers short-term Municipal Securities to be those that mature in 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by each Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, each Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Each Fund may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Each Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although each Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Each Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will each Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of each Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.


Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.


Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to each Fund's limitation on investments in illiquid securities.

Certificates of Participation. Each Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives each Fund an undivided interest in the Municipal Security in the proportion that each Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by each Fund. It is anticipated by each Fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling each Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, each Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations issued by domestic and foreign entities.

Subject to its investment objectives and policies, a Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Funds also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Fund's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Funds on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of each Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Illiquid Securities and Restricted Securities. The Funds may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, each Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Funds may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Funds may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between each Fund's decision to sell a restricted or illiquid security and the point at which each Fund is permitted or able to sell such security, each Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of each Fund may be used for letter of credit backed investments.


Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.


Each Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of each Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. Each Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of each Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to each Fund,
(ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Repurchase Agreements. Each Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the
repurchase   agreement   becomes  less
than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Securities Backed by Guarantees. Each Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by a Fund's custodian; (2) a Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund's acquisition cost (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Funds expect that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Funds intend to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. Each Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals not exceeding 397 calendar days to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest

(which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage each Fund's portfolio in a manner designed to minimize any adverse impact from these investments.


U.S. Government Securities. There are two broad categories of U.S. Government debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the U.S. Government Securities in a Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. Each Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate on Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows each Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


When-Issued Securities. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by a Fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, each Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a Fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

Each Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC which permits each Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent each Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

STATE SPECIFIC RISK FACTORS

The following information as to certain risk factors is given to investors because each Fund concentrates its investments in either Florida, Michigan, New Jersey, New York or Pennsylvania Municipal Securities (as defined herein). Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of Florida, Michigan, New Jersey, New York and Pennsylvania issuers and other sources of economic data.

Florida Fund


The State of Florida has grown dramatically since 1990 and as of April 1, 2002 ranked fourth nationally with an estimated population of 16.635 million. Florida's growth rate since 1990 has been 23.5% compared to a 13.2% growth rate during that same period for the entire U.S. Florida ranked fourth in terms of the increase in the number of persons residing in the state between April 1, 1990 and April 1, 2000 and seventh in terms of percentage population growth during that same period. It is estimated that Florida's population will grow to
18.7 million by April 2010.

Florida's revenue is no longer experiencing strong growth but is holding steady. For fiscal year 2001-2002, the estimated General Revenue plus Working Capital and Budget Stabilization funds totaled $20,983 million, a 1% decrease over 2000-2001, compared with a 1% increase in the prior fiscal year and a 6% increase in the 1999-2000 fiscal year. The six percent state sales tax accounted for 64% of total General Revenues through June, 2001. A March 2002 estimate shows an expected year-end revenue surplus of $764.9 million. When this is combined with the Budget Stabilization Fund balance of $940.9 million, Florida's total reserves are $1,705.8 million, or 8% of current year appropriations. If estimates are correct, another $18.01 million should be added to the Budget Stabilization Fund for Fiscal year 2001-2002.

Florida voters approved a constitutional amendment in November of 1994 which places a limit on the rate of growth in state revenues, limiting such growth to no more than the growth rate in Florida personal income. In any year, the revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the limitation in the previous year. State revenues collected for any fiscal year in excess of the limitation are to be transferred to the Budget Stabilization Fund until such time that the fund reaches its maximum (10% of general revenue collections in the previous fiscal year) and then are to be refunded to taxpayers as provided by general law. The Legislature, by a two-thirds vote of the membership of each house, may increase the allowable state revenue for any fiscal year. State revenue for this purpose, is defined, with certain Constitutional limitations, as taxes, licenses, fees, and charges for services imposed by the Legislature on individuals, businesses or agencies outside of state government. The Florida Constitution requires that in the event there is a transfer of responsibility for the funding of governmental functions between the state and other levels of government, an adjustment to the revenue limitation is to be made by general law to reflect the fiscal impact of this shift.

Florida's job market continues to reflect the nationwide economic down turn. The state's May 2002 seasonally adjusted unemployment rate was 5.3% percent, almost 1 percentage points higher than the year ago rate of 4.4%. Out of a civilian labor force of 7,783,000 in May of 2002 there were 413,000 jobless Floridians. The U.S. unemployment rate was 5.9% in June 2002.

Florida's total nonagricultural employment as of June 2002, fell by about 85,000 jobs, or 1% from a year ago. All major nonagricultural industries with the exception of construction and government employment reported decreases in employment from the prior year. The services' industry employment, Florida's largest industry, fell by 3.5% over the year, losing 108,400 jobs. The State is gradually becoming less dependent on employment related to construction, agriculture and manufacturing, and more dependent on employment related to trade and services. In June 2002, services constituted almost 38% and trade 25% of the State's total non-farm jobs.

The construction industry added 17,400 jobs over the year, a growth of 4.5% for the year. Finance, insurance and real estate and government experienced year-to-year increases of 5,400 jobs and 32,000 jobs, respectively.

Tourism is one of Florida's most important industries. According to Visit Florida (formerly the Florida Tourism Commission), an estimated 69.8 million people visited the State in 2001, down from the revised estimate of 72.7 million people in 2000. The approximate 4% drop in visitors from 2000 to 2001 appears to be attributable to both the events of September 11th and the downturn in the economy. Tourists effectively represent additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Their expenditures generate additional business activity and State tax revenues. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus to a degree, reducing its seasonality.

Florida has had substantial population increases over the past few years and these are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Florida has also experienced a diversifying economic base as technology related industry, healthcare and financial services have grown into leading elements of Florida's economy, complementing the State's previous reliance primarily on agriculture and tourism. With the increasing costs and capital needs related to its growing population, Florida's ability to meet its expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has also increased its funding of capital projects through more frequent debt issuance rather than its historical pay-as-you go method.

Florida's 1997 tobacco settlement, as amended in 1998, is expected to total $13 billion over a 25-year period. The settlement anticipates that the State of Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. For fiscal year 2001-2002 the state is expected to have available $618.8 million from the tobacco settlement. These funds are used primarily for health care purposes

Florida has a moderate debt burden. As of June 30, 2001 full faith and credit bonds totaled $9.435 billion and revenue bonds totaled $6.814 billion for a total debt of $16.249 billion. Full faith and credit debt per capita at June 30, 2001 was $574.95, down about 2% from the prior year. In fiscal year 2000-20001, debt service as a percent of Governmental Fund expenditures was only 1.8%, down from 1.9% in the prior fiscal year. In recent years debt issuance for the State has been increasing. The State brought a new indenture to the market in late Fiscal Year 1998, the Florida Lottery Bonds. These bonds will finance capital improvements for Florida schools.

As of mid July 2001, the State's general obligation debt was rated Aa2 by Moody's and AA+ by S&P.


Michigan Fund


The principal sectors of Michigan's economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 13.62% by 2001. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. These industries are highly cyclical. This factor could adversely affect the revenue streams of the State and its political subdivisions because of its impact on tax sources, particularly sales taxes, income taxes and single business taxes.

Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. Contrary to that prior historical trend, however, in recent years, the average monthly unemployment rates in the State were less than the national averages but again exceeded the national average in 2001. For 1999, 2000 and 2001 the average monthly unemployment rates in the State were 3.8%, 3.6% and 5.3%, respectively, as compared to national averages of 4.2%, 4.0% and 4.8%, respectively.

Budget. The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP). The State's Fiscal Year begins on October 1 and ends September 30 of the following year. Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the State legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues that are not specifically required to be included in the special revenue funds. Approximately 51 percent of General Fund revenues are obtained from the payment of State taxes and approximately 49 percent from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the State's personal income tax, single business tax, use tax, and the sales tax. In addition the State levies various other taxes. Approximately two-thirds of total General Fund expenditures are made for education, and by the State's Family Independence Agency and Department of Community Health.

The governor's executive budget for fiscal year 2002-2003 was submitted to the State legislature on February 9, 2002.

The State maintains a Counter-Cyclical Budget and Economic Stabilization Fund (the "BSF") which accumulates balances during the years of significant economic growth and which may be utilized during periods of budgetary shortfalls. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $579.8 million on September 30, 1997, $1,000.5 million on September 30, 1998, $1,222.5 million on September 30, 1999, $1,264.4 million on September 30, 2000 and $994.2 million on September 30, 2001. The balance is net of a reserve for future education funding of $572.6 million on September 30, 1997. Legislation adopted in 2001 appropriates to the General Fund $77 million in fiscal year 2000-01 and $155 million in fiscal year 2001-02 and to the School Aid fund up to $350 million in fiscal year 2001-02 from the BSF.

Debt. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year, (ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

The State has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program, recreation program and school loan purposes totaling, as of September 30, 2000, approximately $998.3 million. In October 2001, the State issued $47.1 million in general obligation bonds for the purpose of making loans to school districts and $56.8 million for environmental purposes. In April 2002, the State issued $50.6 million in general obligation bonds for the purpose of making loans to school districts. In June 2002, the State issued $300,655 of general obligation refunding bonds. In November 1988, the State's voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $114 million remains to be issued as of July 9, 2002. In addition, in November 1998, the State's voters approved the issuance of $675 million in general obligation indebtedness for environmental and other purposes; of this amount approximately $578.1 million remains to be issued as of July 9, 2002.

Other Issuers of Michigan Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

Ratings. As of July 9, 2002, the State's general obligation bonds are rated "Aaa" by Moody's, "AAA" by S&P and "AA+" by Fitch. In September, 2000, the State received an upgrade from S&P from its prior rating of "AA+." In October, 2000, the State received an upgrade from Moody's from its prior rating of "Aa1." In April 1998, the State received an upgrade from Fitch from its prior rating of "AA".

Litigation. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of July 9, 2002, these lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition and consequences of these proceedings was not determinable as of July 9, 2002.


New Jersey Fund

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During 2000, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State's economic expansion -- the 8th consecutive year of expansion.

Employment within the State increased by 1.6% in 2000, resulting in an increase of more than 60,000 jobs. That was the 4th consecutive year that employment gains exceeded 60,000. Employment gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (17,300). The engineering/consulting/research sector and the computer/data processing services sector accounted for 10,000 of 28,600 job gains in the services sub-sector.

During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters": health, high technology, logistics, financial and entertainment. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

With strong labor market conditions, New Jersey's personal income increased at a pace of 5.4% in 2000, substantially stronger than the 4% rate in 1999. That pace slowed to 4.2% in 2001. The strong State economy also led to a retail sales growth of almost 9%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high. New vehicle registrations grew 10% in 2000 to the highest level since 1986.

New Jersey's unemployment rate fell below 4.0% in 2000, a rate which was below the national rate. Joblessness, in terms of both absolute level and its rate, had been falling steadily since its peak in 1992. However, due to the national economic slowdown, New Jersey's unemployment rate has crept back to 1996-1997 levels. New Jersey's unemployment rate for May 2002 was 5.2% compared to 5.5% for the United States in May 2002.

The economic outlook for 2001/2002 was for slower but positive growth. Employment was expected to increase by approximately 1% or 40,000 jobs each year, reflecting a slower growing national economy and continuing shortages in skilled technical specialties. The outlook also anticipated moderate but fairly steady growth in State personal income at 5.3% in 2001 and 5.5% in 2002.

The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $228 million in 1998, $276 million in 1999 and $188 million in 2000. It was estimated that Fiscal Year 2001 would end with a surplus of $101 million and that Fiscal Year 2002 would end with a surplus of $155 million. The Fiscal Year 2000 figure included payment of $112.8 million from the settlement of the litigation with the tobacco companies. The Fiscal year 2001 and 2002 estimates included anticipated payments of $153.2 million and $293.4 million, respectively, from the settlement of the litigation with the tobacco companies.

The State's Fiscal Year 2002 revenue projections are based on moderate overall economic growth. Total general fund and available revenues are projected to be $23.1 billion. Of this amount 39.5% is recommended for State Aid to Local Governments, 31.9% is recommended for Grants-in-Aid, 21.1% is recommended for Direct State Services, 2.3% is recommended for Debt Service on State general obligation bonds and 5.1% is recommended for Capital Construction. Of these appropriations, the largest recommended State Aid appropriation in the amount of $7,451.0 million is provided for local elementary and secondary education programs. The second largest portion of recommended appropriation in Fiscal Year 2002 is for Grants-in-Aid, totaling $7,395.3 million, which represents payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State. Of this amount the largest amount recommended is for programs administered by the Department of Human Services. The third largest portion of recommended appropriations in Fiscal Year 2002 is applied to Direct State Services which supports the operations of State government's departments, the Executive Office, several commissions, the State Legislature and the Judiciary. This amount totals $4,900.4 million for Fiscal Year 2002, of which the largest amounts are recommended for programs administered by the Department of Human Services and the Department of Law and Public Safety.


In fiscal year 2002, New Jersey experienced an approximately $3 billion deficit. New Jersey also faces a $5.3 billion structural deficit for fiscal year 2003. New Jersey expects to eliminate the 2003 deficit by increasing taxes and other revenues by nearly $2.9 billion and reducing spending by nearly $2.4 billion.

The consumer is facing widespread evidence of a national economic slowdown that started late last year. Increased cost pressure for food and energy coupled with employer restraint on wage growth and the financial markets, adverse effect on wealth have led consumers to restrain spending growth in the near term.
Businesses face a profit squeeze from rising employee health costs and moderating sales growth. While both these trends reflect a slowing economy, action by the Federal Reserve to substantially reduce interest rates, prospects for a major tax cut, and more positive news from the financial markets may work as offsetting forces. As a result, the U.S. slowdown and the corresponding moderation in New Jersey's growth are not expected to be severe or prolonged. However, uncertainties in the international economy are likely to remain due to issues involving oil prices and currency, volatility in the stock market, the possibility of further deterioration in consumer and investor confidence and unstable and potentially deflationary international economic conditions. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for 2002/2003 contain more uncertainty than in the recent past, the basic fundamentals of the State's economic health remain favorable.


In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are $700 million of tax and revenue anticipation notes outstanding which notes matured on June 15, 2001. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2000, the State's outstanding general obligation bonded indebtedness totaled $3.8 billion.

The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $529.4 million for Fiscal Year 2002.

At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contracts and other claims against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

The State's general obligation ratings are rated Aa2 by Moody's and AA by S&P. New Jersey's strong economic growth during the past decade support its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. Although these ratings indicate that the State is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

New York Fund


Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York's most recent fiscal year began on April 1, 2002 and ended on March 31, 2003. The most recent published Annual Information Statement was dated June 3, 2002.

Special Considerations. The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. The Division of the Budget ("DOB") believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the State's Financial Plan estimates.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

State Economy. As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefore, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05.

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts, including transfers from other funds, are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections.

The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Financial Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds Financial Plan.

The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or
14.6 percent over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

The historical financial results for the prior three fiscal years are presented below.

2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

2000-01 Fiscal Year. The State ended its 2001-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 then outstanding at 0.39 percent of personal income and debt service on such debt at 0.09 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.

On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

On March 9, 2002, the President  signed  nationwide  stimulus  legislation  that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.

The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

For its 2001 fiscal year (ending June 30, 2001), the City had an operating surplus of $2.9 billion before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. The City is projecting balanced operating results in accordance with GAAP in its 2002 fiscal year. Prior to its gap-closing program, the City projected a $5 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The April Financial Plan sets forth gap-closing actions to eliminate the projected gap for FY 2003, and to reduce the projected gaps for fiscal years 2004 through 2006 to $2.7 billion, $3.1 billion, and $3.6 billion, respectively. The gap-closing program includes resources from agency actions and anticipates actions to he taken by the federal and State governments and the municipal unions. The budgets for fiscal years 2002 and 2003 also include nearly $2 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11 attack on the World Trade Center. The City's gap estimates do not make any provision for increased pension expenditures if investment of pension fund assets fails to achieve the 2 percent gain in fiscal year 2002 assumed in the financial plan; wage increases for teachers, police officers, and firefighters beyond those negotiated with the unions representing other civilian and uniformed employees; and wage increases for any employees beyond the current round of collective bargaining.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.


Pennsylvania Fund


The Fund is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania Municipal Obligations. There can be no assurance that the Commonwealth will not experience a decline in economic conditions or that portions of the Pennsylvania Municipal Obligations purchased by the Fund will not be affected by such a decline.

Without intending to be complete, the following briefly summarizes some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth. No independent verification has been made of the following information.


State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.


Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. In 2000, agribusiness and food related industries reached record export sales approaching $1 billion in economic activity. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

Non-agricultural employment in Pennsylvania over the ten years ending in 2001 increased at an annual rate of 1.2 percent. This rate compares to a 1.6 percent rate for the Middle Atlantic region and 2.2 percent for the U.S.

Non-manufacturing  employment in  Pennsylvania  has increased in recent years to
84.4 percent of total non-agricultural employment in 2001. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 15.6 percent of 2001 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2001, the services sector accounted for 33.4 percent of all non-agricultural employment while the trade sector accounted for 22.3 percent.

Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.4 percent in 1999 and 4.7 percent in 2001. From 1997 through 2001, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of May 2002, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.7 percent, compared to 5.8 percent for the United States.


State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.


All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.


Financial Results for Recent Fiscal Years (GAAP Basis). During the five year period from fiscal 1997 through fiscal 2001, revenues and other sources increased by an average 5.3 percent annually. Tax revenues during this same period increased by an annual average of 4.0 percent. Other revenues, with a
16.7 percent annual average rate of increase, had the largest rate of growth over the five-year period.


Assets in the Commonwealth's  governmental fund types rose during fiscal 2001 by
1.5 percent to $11,461.9 million. Liabilities for the governmental fund types during fiscal 2001 increased by 6.0 percent to $4,941.7 million. A larger gain in liabilities than in assets during fiscal 2001 for governmental types produced a $116.3 million decline in equity and other credits at June 30, 2001. Equity and other credits at the end of fiscal 2001 totaled $6,520.2 million.
The general fund balance at June 30, 2001 totaled $4,485.0 million, an increase of $221.4 million over the $4,263.6 million balance at June 30, 2000.

Fiscal 2000 Financial Results (Budgetary Basis). At the end of the 2000 fiscal year, the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than expected Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent, or $1,030.0 million, over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6 percent) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6 percent above those of the prior fiscal year.

Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Among the major tax sources, the sales tax increased by 6.2 percent, the personal income tax by 5.7 percent, and the corporate net income tax by 7.8 percent. Non-tax revenues increased by 13.6 percent ($53.5 million) largely from higher interest earnings. Higher than anticipated available cash balances and higher interest rates provided the higher interest earnings.

Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7 percent, or $1,026.0 million, increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

Fiscal 2001 Financial Results (Budgetary Basis). The following information is derived from the Commonwealth's unaudited budgetary basis financial statements. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4 percent) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by
1.4 percent over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9 percent below fiscal year 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0 percent for the fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting a trend of falling business profits, declined by 13.8 percent for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6 percent over receipts during the previous fiscal year.

Reserves for tax refunds in fiscal year 2001 were $870  million,  an increase of
6.7 percent over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9 percent over fiscal year 2000 appropriations. Major program areas receiving funding increases above the
2.9 percent average include basic education, higher education, and medical assistance.

Fiscal 2002 Budget (Budgetary Basis). The enacted fiscal year 2002 budget provided for $20,689.9 million of appropriations from Commonwealth revenues, an increase of 3.5 percent over appropriations for fiscal year 2001. Commonwealth revenues are budgeted to total $20,361.1 million (after providing for enacted tax cuts), an increase of 3.4 percent over fiscal year 2001 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the $335 million fiscal year beginning balance. The amount of the anticipated balance draw down does not take into consideration the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase unappropriated surplus.

Through calendar year 2001 and the first quarter of 2002, economic growth in the nation and the state was below the projections used to estimate fiscal year 2002 revenues. A national economic recession during the fiscal year was not anticipated in budget estimates. Consequently, actual Commonwealth revenues for the fiscal year-to-date through April 2002 were $773.1 million below estimate for that period, a shortfall of 4.4 percent. Corporation taxes were $345.5 million below estimate, a 9.8 percent shortfall to the year-to-date estimate. Personal income tax payments are $319.0 million below estimate through April reflecting the recession's effect on employment and income. Non-tax revenues have also been affected by the recession. Through April, non-tax revenues were $116.5 million below estimate for that period, primarily due to lower returns on investments than anticipated. In February 2002, the Commonwealth prepared its most recent revised forecast for Commonwealth revenues. At that time it estimated fiscal year 2002 revenues to be $678 million below budget estimates, a
3.2 percent reduction from the official budget estimate for the fiscal year. The Commonwealth has not made any official revisions to its revenue estimate for fiscal year 2002 subsequent to the February 2002 revision; however, on May 7, 2002, the Budget Secretary announced that fiscal year revenues may be $1.2 billion below estimate.

Expenditure estimates for fiscal year 2002 have also been affected by the current economic recession, principally through trends for medical assistance caseloads and costs. Currently, the Commonwealth anticipates $78.7 million of supplemental appropriations to meet fiscal year costs, primarily to pay increased social service costs attributable to the recession. Additional supplemental appropriations may be required for certain programs whose expenditures are historically sensitive to economic conditions in the Commonwealth.

Fiscal 2003 Budget. On June 29, 2002, the Governor signed into law the fiscal year 2003 budget. That budget provides for $20.696 billion of appropriations from Commonwealth revenues which is virtually equal to the appropriations for fiscal year 2002. In order to raise sufficient revenue to meet or exceed the fiscal year 2003 appropriations, the Commonwealth has made numerous miscellaneous changes to its tax, revenue and budget policies. The Commonwealth will increase the cigarette tax by 69 cents per pack, increase "tipping fees" by $4 per ton for waste haulers to dump trash at state landfills and appropriate approximately $750 million from the Tax Stabilization Reserve Fund. The Commonwealth did not increase sales, use, personal income, corporate net income or capital stock/franchise tax rates.


Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and
(iv) tax anticipation notes payable in the fiscal year of issuance.


Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the February 28,2002 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended February 28, 2002 was approximately $23.0 billion, and, therefore, the net debt limitation for the 2002 fiscal year is approximately $35.5 billion. Outstanding net debt totaled approximately $4.7 billion at February 28, 2002. On February 28, 2002 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $28.5 billion.


Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated AA by S&P and Aa2 by Moody's.

City of Philadelphia. The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.


The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 15, 2001.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $901.9 million in special tax revenue bonds outstanding as of June 30, 2001. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa1."


Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

                               INVESTMENT ADVISOR

Investment Advisor. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), formerly, Zurich Scudder Investments, Inc., which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund's investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Advisor was acquired by Deutsche Bank AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with the Funds, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

Today the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.


Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Funds.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its

Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as the Funds' transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Funds' bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Funds with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Certain officers or trustees of the Trust are also directors or officers of the Advisor as indicated under "Officers and Trustees."

For the services and facilities furnished, the Funds pay a monthly investment management fee, on a graduated basis of 1/12 of the following annual rates.

Combined Average Daily Net Assets                            All Funds
---------------------------------                            ---------

$0-$500 million                                                 .220%
$500-$1 billion                                                 .200%
$1 billion-$2 billion                                           .175%
$2 billion-$3 billion                                           .160%
Over $3 billion                                                 .150%

The table below shows the total gross advisory fees paid by each Fund for the past three fiscal years.

Fund                       2002                2001               2000
----                       ----                ----               ----

Florida                  $127,327            $100,021           $60,942
Michigan                  $76,324             $59,295           $59,306
New Jersey               $160,432            $143,386           $61,901
New York                 $375,323            $469,185          $447,684
Pennsylvania              $63,918             $52,440           $25,492

The table below shows the net advisory fees paid by each Fund for the past three fiscal years (after the effect of fee waivers or expense caps).

Fund                       2002                2001                2000
----                       ----                ----                ----

Florida                  $127,327             $95,712                  $0
Michigan                  $76,324             $39,099             $15,450
New Jersey               $160,432            $143,386                  $0
New York                 $375,323            $224,965            $110,734
Pennsylvania             $63,918              $41,075                  $0

DeIM and certain affiliates have agreed to voluntarily limit total operating expenses of the Funds to the extent described in the prospectus.

The table below shows the total operating expenses of the Funds absorbed for the past three fiscal years under fee waivers and/or expense limitations then in effect.

Fund                      2002                 2001                  2000
----                      ----                 ----                  ----

Florida                 $74,428               $4,309                $60,942
Michigan                $44,842              $20,196                $43,856
New Jersey              $32,288                   $0                $61,901
New York               $185,767             $244,220               $336,950
Pennsylvania            $39,923              $11,365                $25,492

Board's Approval of New Investment Management Agreement. The Board approved a new investment management agreement with the Advisor for the Funds at a special meeting on February 4, 2002, subject to approval by shareholders, which was obtained on March 28, 2002. The new investment management agreement took effect on April 5, 2002, in conjunction with the consummation of a transaction in which Deutsche Bank AG ("Deutsche Bank") acquired 100% of the outstanding voting securities of the Advisor.

The terms of the new investment management agreement are substantially identical to the terms of the former investment management agreement, the renewal of which the Board had approved on September 26, 2001, except that the new management agreement permits the Advisor to appoint certain of its affiliates as sub-advisors to perform certain of its duties.

In considering whether to approve the new investment management agreement for the Funds, the Board was given extensive information about the proposed change in control of the Advisor. The Board also met many times to discuss the transaction with Deutsche Bank, and the Independent Trustees met numerous times separately. Throughout the process, the Independent Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. In addition, the Independent Trustees engaged various consultants to help them evaluate the proposed transaction.

In connection with its review of the new investment management agreement, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the transaction; and the future plans of Deutsche Bank and the Advisor with respect to the Advisor's affiliated entities and the Portfolios. The Board also received information regarding the terms of the transaction, anticipated management of the combined organization, the resources that Deutsche Bank intended to bring to the combined organization and the process being followed by Deutsche Bank and the Advisor to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.

Deutsche Bank identified to the Board one of the key focuses of the transaction as being the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and the Advisor. The Independent Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for the Advisor. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates. The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration.

Board Considerations in Connection with Annual Renewal of Former Investment Management Agreement. As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Independent Trustees, separately, and the Funds' Oversight Committee met on several occasions to consider the renewal of the Funds' former investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2001, the Board concluded that the terms of the investment management agreement for each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the former investment management agreements; (ii) the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; and (vi) the potential incidental benefits to the Advisor, the Funds and their shareholders.

Investment Performance. The Board reviewed the Funds' investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance rank in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered each Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Funds, including a review of the Advisor's methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Funds.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics. The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisor process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS


Underwriter. Pursuant to an Underwriting and Distribution Services Agreement ("distribution agreement"), dated April 5, 2002, Scudder Distributors, Inc. ("SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor, administrator and principal underwriter to the Funds to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall act as agent for each Fund in the sale of Fund shares and shall appoint various firms to provide a cash management service for their customers or clients through a Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and sales literature distribution as is necessary or appropriate for providing information and services to the firms' clients and prospective clients. The Trust has adopted plans for each of the Funds in accordance with Rule 12b-1 of the 1940 Act (the "12b-1 Plans"). The Rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Trust pays for the prospectus and shareholder reports to be set in type and printed for existing shareholders and SDI pays for the printing and distribution of copies thereof used in connection with the continuous offering of shares to prospective investors. SDI pays for supplementary sales literature and advertising. For its services as distributor, and pursuant to the 12b-1 Plans, each Fund pays SDI an annual distribution services fee, payable monthly, of 0.50% of average daily net assets of each Fund (except Michigan Fund which pays 0.35%). The fee is accrued daily as an expense of each Fund.



The distribution agreement and the 12b-1 Plans continue in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreements or interested persons of the Trust and who have no direct or indirect financial interest in the agreements or in any agreements related thereto. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreements, or a majority vote of the outstanding shares of the Fund subject thereto. The fee payable pursuant to the 12b-1 Plans for each Fund may not be increased without approval of the shareholders of that Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreements. The provisions concerning the continuation, amendment and termination of the 12b-1 Plan are on a Fund by Fund basis.


SDI has related administration services and selling group agreements with various broker-dealer firms to provide cash management and other services for Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account cash balances, answering routine inquiries regarding a Fund, assisting clients in changing dividend options, account designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also has services agreements with banking firms to provide the above listed services, except for certain distribution services that the banks may be prohibited from providing, for their clients who wish to invest in a Fund. SDI also may provide some of the above services for a Fund. SDI normally pays the firms at a maximum annual rate of 0.50% of average daily net assets (except Michigan Fund which pays 0.35%) of those accounts that they maintain and service. SDI may also reimburse firms for costs associated with the transfer of client balances to a Fund. SDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for a Fund or to pay for sales materials or other promotional activities.

During the fiscal year ended March 31, 2002, Florida Fund, Michigan Fund, New Jersey Fund, Pennsylvania Fund and New York Fund received $289,325, $121,418, $364,590, $145,291 and $860,702, respectively, in 12b-1 fees. During the fiscal year ended March 31, 2002, the Florida Fund, Michigan Fund, New Jersey Fund, Pennsylvania Fund and New York Fund paid distribution fees of $289,378, $121,425, $364,617, $145,267 and $853,004, respectively. As of March 31, 2002, the amounts unpaid by each Fund were $25,226, $11,247, $30,083, $16,478, and $71,084, respectively.

In addition, Florida Fund, Michigan Fund, New Jersey Fund, Pennsylvania Fund and New York Fund paid $36,608, $13,806, $38,838, $16,124 and $66,505, respectively, in distribution fees for expenses related to marketing and sales activities, production of sales literature, prospectus printing, media advertising and production of sales promotional materials. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.

Independent Auditors and Reports to Shareholders


The financial highlights of each Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Fund and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.


Custodian, Transfer Agent and Shareholder Service Agent


State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Trust. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. State Street is the transfer agent of the Trust. Pursuant to a services agreement with State Street, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105, an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Trust and, as such, performs all of State Street's duties as transfer agent and dividend paying agent. State Street receives, as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

The following shows the shareholder services fees remitted to SISC for each Fund's three most recent fiscal years:

                     Fees Paid to SISC                             Unpaid at
Fund                 Fiscal Year 2002      Fees Not Imposed     March 31, 2002
----                 ----------------      ----------------     --------------

Florida Fund            $121,810              $74,428               $20,025
Michigan Fund            $44,842              $44,842                    $0
New Jersey Fund          $92,370              $32,288               $13,661
Pennsylvania Fund        $43,971              $39,923                $5,730
New York Fund           $312,580              $185,767              $56,469


                     Fees Paid to SISC
Fund                 Fiscal Year 2001      Fees Not Imposed
----                 ----------------      ----------------

Florida Fund                 $0               $115,640
Michigan Fund                $0                $64,491

New Jersey Fund         $21,784               $102,790
Pennsylvania Fund            $0                $71,566
New York Fund                $0               $358,096

                               Fees Paid to SISC
Fund                           Fiscal Year 2000            Fees Not Imposed
----                           ----------------            ----------------

Florida Fund                      $55,637                     $0
Michigan Fund                     $47,344                     $0
New Jersey Fund                   $53,501                     $0
Pennsylvania Fund                 $31,790                     $0
New York Fund                    $289,681                     $0

Each Fund has entered into an arrangement whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's expenses. During the fiscal year ended March 31, 2000, custodian and transfer agent fees for Florida Fund, Michigan Fund, New Jersey Fund, Pennsylvania Fund and New York Fund were reduced by $524 and $106, $3 and $48, $1,602 and $102, $848 and $45, and $1,904 and $630, respectively, under these arrangements.

During the fiscal year ended March 31, 2000, Investors Fiduciary Trust Company (former transfer agent of each Fund) remitted shareholder services fees in the amounts of $799,424 to SISC as Shareholder Service Agent.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Fund for such purchases.

During the last three fiscal years each Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


                                   PERFORMANCE

The Advisor has voluntarily agreed to absorb certain operating expenses of each Fund to the extent described in the prospectus. Without this expense absorption, the performance results noted herein would have been lower.

From time to time, a Fund may advertise several types of performance information including "yield," "effective yield," and "tax equivalent yield." Each of these figures is based upon historical earnings and is not representative of the future performance of a Fund. The yield of a Fund refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period.
This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Fund's yield for an investor in a stated federal and, if applicable, state and local income tax bracket (normally assumed to be the maximum tax rate).
Tax equivalent yield is based upon, and will be higher than, the portion of a Fund's yield that is tax-exempt.

The performance of a Fund may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper, Inc. A Fund's performance and its relative size may be compared to other money market mutual funds as reported by IBC Financial Data, Inc., a reporting service on money market funds.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. A Fund may depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund's yield will fluctuate. Shares of a Fund are not insured.

Each Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on fund securities, plus or minus amortized original issue discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

For the seven day period ended March 31, 2002, the Florida Fund's yield was 0.48%, the Michigan Fund's yield was 0.73%, the New Jersey Fund's yield was 0.41%, the New York Fund's yield was 0.42% and the Pennsylvania Fund's yield was 0.61%.

Each Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7 - 1.

For the seven day period ended March 31, 2002, the Florida Fund's effective yield was 0.48%, the Michigan Fund's effective yield was 0.73%, the New Jersey Fund's effective yield was 0.41%, the New York Fund's effective yield was 0.42% and the Pennsylvania Fund's effective yield was 0.61%.

The tax equivalent yield of a Fund is computed by dividing that portion of a Fund's yield (computed as described above) which is tax-exempt by (one minus the stated federal and, if applicable, state and local income tax rate) and adding the result to that portion, if any, of the yield of a Fund that is not tax-exempt. Based upon a marginal federal income tax rate of 38.6% for the Florida Fund, a combined federal and Michigan State marginal income tax rate of 41.18% for the Michigan Fund, a combined federal and New Jersey State marginal income tax rate of 42.51% for the New Jersey Fund, a combined federal, New York State and New York City marginal income tax rate of 42.81% for the New York Fund, and a combined federal and Pennsylvania State marginal income tax rate of 40.32% for the Pennsylvania Fund, and a yield computed as described above for the seven-day period ended March 31, 2002, the Florida Fund's tax equivalent yield was 0.78%, the Michigan Fund's tax equivalent yield was 1.24%, the New Jersey Fund's tax equivalent yield was 0.71%, the New York Fund's tax equivalent yield was 0.73% and the Pennsylvania Fund's tax-equivalent yield was 1.02%.

Each Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in a Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in a Fund is held, but also on such matters as Fund expenses.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of a Fund with that of its competitors. Past performance cannot be a guarantee of future results.

A Fund's performance also may be compared on an after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts or interest bearing checking accounts as reported in the BANK RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in a Fund are not insured. Bank passbook savings accounts share some liquidity features with money market mutual fund accounts but they may not offer all the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of a Fund fluctuates. Bank checking accounts normally do not pay interest but share some liquidity features with money market mutual fund accounts (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity normally will be subject to a penalty. In contrast, shares of a Fund are redeemable at the net asset value (normally $1.00 per share) next determined after a request is received, without charge.

Investors also may want to compare a Fund's performance on an after-tax basis to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the value of obligations with shorter maturities will fluctuate less than those with longer maturities. A Fund's yield will fluctuate. Also, while each Fund seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.

A Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.


If a Fund's fees or expenses are being waived or absorbed by the advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate. The tables are based upon current law as to the 2002 federal and state (2001 for New Jersey) tax rates and brackets. The federal tax rate should be used for the Florida Fund since Florida has no applicable state personal income tax.

FEDERAL

Tax Equivalent Yields

                                              Combined and                              Effective   Combined and
     Taxable       Effective     Effective    Federal Tax      Taxable      Effective    Federal     Federal Tax
  Income Single    State Rate   Federal Rate     Bracket     Income Joint   State Rate    Rate         Bracket
  -------------    ----------   ------------     -------     ------------   ----------    ----         -------

 $27,050 - 29,850    0.00%         27.00%        27.00%    45,201 - 59,700    0.00%      27.00%        27.00%
 $29,851 - 37,725    0.00%         27.00%        27.00%     59,701- 75,450    0.00%      27.00%        27.00%
 $37,726 - 65,550    0.00%         27.00%        27.50%    75,451 - 109,250   0.00%      27.00%        27.00%
                                                              109,251 -
$65,551 - 136,750    0.00%         30.00%        30.50%        166,500        0.00%      30.00%        30.00%
                                                              166,501 -
$136,751 - 297,350   0.00%         35.00%        35.50%        297,350        0.00%      35.00%        35.00%
  over $297,350      0.00%         38.60%        39.10%      over 297,350     0.00%      38.60%        38.60%


                                     If your combined federal and state effective tax rate in 2002 is:

                     27.00%      30.00%       35.00%      38.60%
To match these
tax-free yields:                     Your taxable investment would have to earn the following yield:

      2.00%          2.74%        2.86%        3.08%      3.26%
      3.00%          4.11%        4.29%        4.62%      4.89%
      4.00%          5.48%        5.71%        6.15%      6.51%
      5.00%          6.85%        7.14%        7.69%      8.14%
      6.00%          8.22%        8.57%        9.23%      9.77%
      7.00%          9.59%       10.00%       10.77%      11.40%
      8.00%          10.96%      11.43%       12.31%      13.03%
      9.00%          12.33%      12.86%       13.85%      14.66%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

MICHIGAN

Tax Equivalent Yields

                                               Combined                                               Combined
                                             Michigan and                               Effective   Michigan and
 Taxable Income    Effective    Effective    Federal Tax   Taxable Income   Effective   Federal     Federal Tax
      Single       State Rate Federal Rate     Bracket          Joint       State Rate    Rate         Bracket
      ------       ---------- ------------     -------          -----       ----------    ----         -------

   $0 - 29,850       4.10%       27.00%         29.99%        0 - 45,200      4.10%      27.00%        29.99%
 $29,851 - 65,550    4.10%       27.00%         29.99%     45,201 - 109,250   4.10%      27.00%        29.99%
$65,551 - 136,750    4.10%       30.00%         32.87%     109,251 - 166,450  4.10%      30.00%        32.87%
$136,751 - 297,300   4.10%       30.00%         32.87%     166,451 - 297,300  4.10%      30.00%        32.87%
  over $297,300      4.10%       38.60%         41.12%       over 297,300     4.10%      38.60%        41.12%


                                  If your combined federal and state effective tax rate in 2002 is:
                        29.99%        32.87%      41.12%
To match these
tax-free yields                    Your taxable investment would have to earn the following yield:

      2.00%              2.86%         2.98%       3.40%
      3.00%              4.29%         4.29%       5.09%
      4.00%              5.71%         5.71%       6.79%
      5.00%              7.14%         7.14%       8.49%
      6.00%              8.57%         8.57%      10.19%
      7.00%             10.00%        10.00%      11.89%
      8.00%             11.43%        11.43%      13.59%
      9.00%             12.86%        12.86%      15.28%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Michigan Personal Income Tax law; however, Michigan taxable income may vary due to differences in exemptions, itemized deductions, and other items.

NEW JERSEY

Tax Equivalent Yields

                                             Combined New                                           Combined New
                                              Jersey and                                Effective    Jersey and
 Taxable Income    Effective    Effective    Federal Tax    Taxable Income   Effective  Federal     Federal Tax
      Single      State Rate* Federal Rate**    Bracket          Joint      State Rate*  Rate**        Bracket
      ------      ----------- --------------    -------          -----      -----------  ------        -------

 $27,050 - 35,000    1.75%        27.00%        28.28%      45,201 - 50,000    1.75%     27.00%        28.28%
                                                            50,001 - 70,000    2.45%     27.00%
 $35,001 - 40,000    3.50%        27.00%        29.56%      70,001 - 80,000    3.50%     27.00%        29.56%
 $40,001 - 65,550    5.53%        27.00%        31.03%     80,001 - 109,250    5.53%     27.00%        31.03%
 $65,551 - 75,000    5.53%        30.00%        33.87%     109,251 - 150,000   5.53%     30.00%        33.87%
$75,001 - 136,750    6.37%        30.00%        34.46%     150,000 - 166,450   6.37%     30.00%        34.46%
$136,751 - 297,300   6.37%        35.00%        39.14%     166,451 - 297,300   6.37%     35.00%        39.14%
  over $297,300      6.37%        38.60%        42.51%       over 297,300      6.37%     38.60%        42.51%

                                  If your combined federal and state effective tax rate in 2002 is:
                        28.28%        29.56%      31.03%   33.87%    34.46%      39.14%        42.51%
To match these
tax-free yields:                   Your taxable investment would have to earn the following yield:
      2.00%              2.79%         2.84%       2.90%    3.02%     3.05%       3.29%         3.48%
      3.00%              4.18%         4.26%       4.35%    4.54%     4.58%       4.93%         5.22%
      4.00%              5.58%         5.68%       5.80%    6.05%     6.10%       6.57%         6.96%
      5.00%              6.97%         7.10%       7.25%    7.56%     7.63%       8.22%         8.70%
      6.00%              8.37%         8.52%       8.70%    9.07%     9.15%       9.86%        10.44%
      7.00%              9.76%         9.94%      10.15%   10.58%    10.68%      11.50%        12.18%
      8.00%             11.15%        11.36%      11.60%   12.10%    12.21%      13.15%        13.92%
      9.00%             12.55%        12.78%      13.05%   13.61%    13.73%      14.79%        15.66%

Please note:

1)        This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under New Jersey Personal Income Tax law; however, New Jersey taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*         2001 rates

**        2002 rates

NEW YORK

Tax Equivalent Yields

                                             Combined New
                                               York and                                 Effective   Combined New
  Taxable Income   Effective    Effective    Federal Tax    Taxable Income   Effective  Federal    York and Federal
      Single       State Rate  Federal Rate     Bracket          Joint      State Rate    Rate       Tax Bracket
      ------       ----------  ------------     -------          -----      ----------    ----       -----------

 $27,051 - 50,000    6.85%        27.00%        32.00%      45,201 - 90,000    6.85%     27.00%        32.00%
 $50,001 - 65,550    6.85%        27.00%        32.00%     90,001 - 109,250    6.85%     27.00%        32.00%
$65,551 - 136,750    6.85%        30.00%        34.80%     109,251 - 166,450   6.85%     30.00%        34.80%
$136,751 - 297,350   6.85%        35.00%        39.45%     166,451 - 297,350   6.85%     35.00%        39.45%
  over $297,350      6.85%        38.60%        42.81%       over 297,350      6.85%     38.60%        42.81%


                                    If your combined federal and state effective tax rate in 2002 is:

                              32.00%         34.80%         39.45%          42.81%
To match these
tax-free yields:                     Your taxable investment would have to earn the following yield:

        2.00%                  2.94%          3.07%          3.30%           3.50%
        3.00%                  4.41%          4.60%          4.95%           5.25%
        4.00%                  5.88%          6.13%          6.61%           6.99%
        5.00%                  7.35%          7.67%          8.26%           8.74%
        6.00%                  8.82%          9.20%          9.91%          10.49%
        7.00%                 10.29%         10.74%         11.56%          12.24%
        8.00%                 11.76%         12.27%         13.21%          13.99%
        9.00%                 13.24%         13.80%         14.86%          15.74%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

PENNSYLVANIA

Tax Equivalent Yields

                                                Combined                                                 Combined
                                              Pennsylvania                                 Effective   Pennsylvania
      Taxable       Effective    Effective    and Federal         Taxable       Effective  Federal     and Federal
   Income Single    State Rate  Federal Rate   Tax Bracket     Income Joint    State Rate    Rate      Tax Bracket
   -------------    ----------  ------------   -----------     ------------    ----------    ----      -----------

 $27,050 - 35,000     2.80%        27.00%        29.04%      $45,201 - 70,000     2.80%     27.00%        29.04%
 $35,001 - 40,000     2.80%        27.00%        29.04%      $70,001 - 80,000     2.80%     27.00%        29.04%
 $40,001 - 65,550     2.80%        27.00%        29.04%      $80,001 - 109,250    2.80%     27.00%        29.04%
 $65,551 - 75,000     2.80%        30.00%        31.96%     $109,251 - 150,000    2.80%     30.00%        31.96%
 $75,001 - 80,000     2.80%        30.00%        31.96%     $150,000 - 166,450    2.80%     30.00%        31.96%
 $80,001 - 136,750    2.80%        30.00%        31.96%              -              -          -            -
$136,751 - 297,300    2.80%        35.00%        36.82%     $166,451 - 297,300    2.80%     35.00%        36.82%
   over $297,300      2.80%        38.60%        40.32%        over $297,300      2.80%     38.60%        40.32%


                                   If your combined federal and state effective tax rate in 2002 is:

                        29.04%        31.96%      36.82%   40.32%
To match these
tax-free yields:                    Your taxable investment would have to earn the following yield:

       2.00%             2.82%         2.94%       3.17%    3.35%
       3.00%             4.23%         4.41%       4.75%    5.03%
       4.00%             5.64%         5.88%       6.33%    6.70%
       5.00%             7.05%         7.35%       7.91%    8.38%
       6.00%             8.46%         8.82%       9.50%   10.05%
       7.00%             9.87%        10.29%      11.08%   11.73%
       8.00%            11.27%        11.76%      12.66%   13.40%
       9.00%            12.68%        13.23%      14.25%   15.08%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Pennsylvania Personal Income Tax law; however, Pennsylvania taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                        PURCHASE AND REDEMPTION OF SHARES


Purchase of Shares

Fund shares are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. Shares are sold with no sales charge through selected financial services firms, such as broker-dealers and banks ("firms"). The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time in management's discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Trust determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Under  an  automatic   investment  plan,  the  minimum  initial  and  subsequent
investment is $50. Firms offering a Fund's shares may set higher minimums for accounts they service and may change such minimums at their discretion.

Each Fund seeks to be as fully invested as possible at all times in order to achieve maximum income. Since the Funds will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Fund has adopted procedures for the convenience of its shareholders and to ensure that it receives investable funds. Orders for purchase of shares received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to the 12:00 p.m. Eastern time net asset value determination, otherwise such shares will receive the dividend for the next calendar day if effected at 4:00 p.m. Eastern time. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day when the purchase is effected.

If payment is to be wired, call the firm from which you received this prospectus for proper instructions.

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. A firm may arrange with its clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Trust's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Trust's Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to conditions and limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Other Information. The Trust reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders without prior notice. All orders to purchase shares are subject to acceptance by the Trust and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Trust. A $10 service fee will be charged when a check for purchase of Fund shares is returned because of insufficient or uncollected funds or a stop payment order.

Shareholders should direct their inquiries to Scudder Investments Service Company, the Trust's "Shareholder Service Agent," P.O. Box 219557, Kansas City, Missouri 64121.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Fund will be redeemed by the Trust at the next determined net asset value. If processed at 4:00 p.m. Eastern time, the shareholder will normally receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Fund will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

If shares of a Fund to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge, the redemption of such shares by the Trust may be subject to a contingent deferred sales charge as described in the prospectus for that other fund.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Trust reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Trust redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Fund shares. Such firms may independently establish and charge amounts to their clients for such services.

The Trust may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of each Fund's shareholders.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's Shareholder Service Agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Trust reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. However, you won't receive that day's dividend. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Trust is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Trust currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Trust were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Trust reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on the Trust ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Trust receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Trust or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Trust reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Trust. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Trust.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Trust reserves the right to terminate or modify this privilege at any time.

The Trust may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Redemption-in-Kind

Although it is the Trust's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission and the procedures relating to redemption-in-kind adopted by the Trust's Board, taking such securities at the same value used to determine net asset value. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of a Fund during any 90-day period for any one shareholder of record.

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Dividends.  Dividends  are declared  daily and paid monthly.  Shareholders  will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in additional shares of a Fund normally on the next to last business day of the month. The Trust will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Scudder Fund offering this privilege at the net asset value of such other fund on the reinvestment date. See "Special Features - Exchange Privilege." To use this privilege of investing Fund dividends in shares of a Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, net investment income consists of (a) accrued interest income plus or minus amortized original issue discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses. Expenses of a Fund are accrued each day. Since a Fund's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value so computed deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

Shareholders will receive monthly confirmation of dividends and of purchase and redemption transactions. Shareholders may select one of the following ways to receive dividends:

1. Reinvest dividends at net asset value into additional shares of a Fund. Dividends are normally reinvested on the next to last business day of the month. Dividends will be reinvested unless the shareholder elects to receive them in cash.

2. Receive dividends in cash if so requested. Checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. At the option of shareholders, dividends may be sent of federal funds wire.

A Fund reinvests dividend checks (and future dividends) in shares of the Fund if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").


                                SPECIAL FEATURES


Exchange Privilege. Subject to the limitations described below, Class A Shares (or the equivalent) of the following Scudder Mutual Funds may be exchanged for each other at their relative net asset values: Scudder Technology Fund, Scudder Total Return Fund, Scudder Growth Fund, Scudder Small Capitalization Equity Fund, Scudder Strategic Income Fund, Scudder High Yield Series, Scudder U.S. Government Securities Fund, Scudder State Tax-Free Income Series, Scudder Blue Chip Fund, Scudder Target Equity Fund (series are subject to a limited offering period), Scudder Cash Reserves Fund, Scudder U.S. Mortgage Fund, Scudder Value Series, Inc., Scudder Focus Value Plus Growth Fund, Scudder New Europe Fund, Inc., Scudder Aggressive Growth Fund, Scudder International Research Fund, Inc., Scudder-Dreman Financial Services Fund, Scudder Equity Trust and Scudder Investors Trust ("Scudder Mutual Funds") and certain "Money Market Funds" (Scudder Money Funds, Scudder Yieldwise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Scudder Fund in excess of $1,000,000 (except Scudder Cash Reserves Fund), acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Scudder fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the investment manager's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder fund and therefore may be subject to the 15-day hold policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Scudder Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with the Underwriter with respect to such Funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the Funds of Investors Municipal Cash Fund are available for sale only in the following states and federal district:

Florida Fund             Michigan Fund          New Jersey Fund           New York Fund         Pennsylvania Fund
------------             -------------          ---------------           -------------         -----------------

Alabama                  California             California                California            California
California               District of Columbia   Connecticut               Connecticut           Connecticut
District of Columbia     Florida                Delaware                  District of Columbia  Delaware
Florida                  Georgia                District of Columbia      Florida               District of Columbia
Georgia                  Illinois               Florida                   Georgia               Florida
Illinois                 Indiana                Georgia                   Indiana               Georgia
Indiana                  Michigan               Illinois                  Illinois              Illinois
Missouri                 Missouri               Indiana                   Missouri              Indiana
New Jersey               New Jersey             Maryland                  New Jersey            Maryland
Ohio                     Ohio                   Massachusetts             New York              Michigan
Pennsylvania             Pennsylvania           Missouri                  Ohio                  Missouri
Virginia                 Virginia               New Jersey                Pennsylvania          New Jersey
                                                New York                  Texas                 Ohio
                                                Ohio                      Virginia              Pennsylvania
                                                Pennsylvania                                    Vermont
                                                Virginia                                        Virginia
                                                West Virginia                                   West Virginia

The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in expediting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or SDI. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days' prior written notice of any termination or material change will be provided.

Systematic Withdrawal Program. The owner of $5,000 or more of a Fund's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment approximately the first of the month. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The right is reserved to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the shareholder or the Trust. Firms provide varying arrangements for their clients to redeem Fund shares on a periodic basis. Such firms may independently establish minimums for such services.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Fund account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact SISC at 1-800-231-8568 or the firm through which their account was established for more information. These programs may not be available through some firms that distribute Fund shares.


                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.


Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

Dividends declared in November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for federal income tax purposes. Each Fund may adjust its schedule for dividend reinvestment for the month of December to assist it in complying with reporting and minimum distribution requirements contained in the Code.

Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from a Fund are to be treated as interest on private activity bonds in proportion to the interest a Fund receives from private activity bonds, reduced by allowable deductions

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from a Fund.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from a Fund, and 50% of Social Security benefits.

Florida Fund. The State of Florida does not impose a personal income tax. Thus dividends paid by the Florida Fund to individual shareholders who are Florida residents will not be subject to state income tax. Florida does, however, impose an annual personal property tax on intangible assets (securities and other intangibles) in excess of $20,000 ($40,000 if filing jointly) owned by Florida residents on the first day of each calendar year. Florida recently lowered the tax rate on intangible assets. Effective January 1, 2001, the intangible tax rate is $1.00 per $1,000 of taxable value on the first day of each year on intangible assets valued in excess of $20,000 ($40,000 if filing jointly). U.S. Government securities and Florida Municipal Securities are exempt from the intangibles tax. The value of the shares of the Florida Fund are also exempt from the intangibles tax if on December 31 of any year at least 90% of the net assets of Florida Fund's portfolio consists of exempt securities. If less than 90% of the portfolio consists of any assets which are not so exempt on the last business day of the calendar year, only the value of that portion of the shares of the Florida Fund which relate to securities issued by the U.S. government and its possessions and territories will be exempt from the Florida intangibles tax. The remaining value of such shares will be fully subject to the intangible tax, even if the value relates, in part, to Florida tax exempt securities.

The Florida Fund will endeavor to hold at year-end at least 90% of net assets which are exempt from Florida's intangible tax. However, there is no assurance that an exemption from the Florida intangibles tax will be available. Whether the Florida Fund can hold the required amount of assets exempt from the intangibles tax at year end will depend upon a number of factors, including the transaction costs involved in achieving such a goal and the availability of permitted investments which will accomplish that goal.

Michigan Fund. Dividends paid by the Michigan Fund derived from interest income from obligations of Michigan, its political or governmental subdivisions or obligations of the U.S., its agencies, instrumentalities or possessions will be exempt from the Michigan personal income tax and Michigan Single Business Tax provided that at least 50% of the total assets of the Michigan Fund are invested in such issues at the end of each quarter.

New Jersey Fund. Dividends paid by the New Jersey Fund will be exempt from New Jersey Gross Income Tax to the extent that the dividends are derived from interest on obligations of the state or its political subdivisions or authorities or on obligations issued by certain other government authorities including certain obligations of the U.S. and its territories (including Puerto Rico, Guam and the Virgin Islands), or from capital gains from the disposition of such obligations, as long as the New Jersey Fund meets certain investment and filing requirements necessary to establish and maintain its status as a "Qualified Investment Fund" in New Jersey, such as the requirement that, in general, 80% of the Fund's assets must be comprised of exempt New Jersey or U.S. obligations at the end of each calendar quarter. It is the New Jersey Fund's intention to satisfy these requirements and maintain Qualified Investment Fund status. Dividends paid by the New Jersey Fund derived from interest on non-exempt assets will be subject to New Jersey Gross Income Tax. Dividends paid by the New Jersey Fund will be taxable to corporate shareholders subject to the New Jersey corporation business (franchise) tax.

New York Fund. Dividends paid by the New York Fund representing interest received on New York Municipal Securities will be exempt from New York State and New York City personal income taxes. Dividends paid by the New York Fund will be taxable to corporate shareholders that are subject to New York State and New York City corporate franchise tax.

Pennsylvania Fund. Dividends paid by the Pennsylvania Fund will be exempt from Pennsylvania personal income tax to the extent that the dividends are derived from interest on obligations of Pennsylvania, any public authority, commissions, board or other state agency, any political subdivision of the state or its public authority, and certain obligations of the U.S. or its territories
(including Puerto Rico, Guam and the Virgin Islands). Dividends paid by the Pennsylvania Fund representing interest income on Pennsylvania Municipal Securities are also generally exempt from the Philadelphia School District Income Tax for residents of Philadelphia. Shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Pennsylvania Fund consists of such exempt obligations on the annual assessment date of January 1.

General. The tax exemption for federal income tax purposes of dividends from a Fund does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income, and shareholders of a Fund are advised to consult their own tax advisors in that regard and as to the status of their accounts under state and local tax laws.

Each Fund is required by federal income tax law to withhold 30% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by a Fund or are "related persons" to such users; such persons should consult their tax advisors before investing in a Fund.

                                 NET ASSET VALUE


As described in the prospectus, each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. Calculations are made to compare the value of each Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and each Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If each Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if each Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                              OFFICERS AND TRUSTEES

The following table presents certain information regarding the Trustees and Executive Officers of the Trust as of July 31, 2002. Each Trustee's age as of
July 31, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Directors and until the election or qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Non-Interested Trustees

Name, Age and       Length                                            Number of
Position(s) Held    of Time       Principal Occupation(s)             Funds/Portfolios in    Other
with the Trust      Served*       During Past 5 Years                 Fund Complex Overseen  Directorships Held
--------------      -------       -------------------                 ---------------------  ------------------

John W. Ballantine  1999-present  Retired; formerly, Executive Vice             83           Enron Corporation  (energy trading
(56)                              President and Chief Risk                                   firm) (effective May 30, 2002); First
Trustee                           Management Officer, First Chicago                          Oak Brook Bancshares, Inc.; Oak Brook
                                  NBD Corporation/The  First National
                                  Bank; Tokheim Corporation
                                  (designer, Bank of Chicago
                                  (1996-1998); manufacturer and
                                  servicer of electronic  formerly,
                                  Executive Vice President and
                                  mechanical petroleum marketing and
                                  Head of International Banking
                                  systems) (1995-1996)

Lewis A. Burnham    1977-present  Retired; formerly, Director of                83           None
(69)                              Management Consulting, McNulty &
Trustee                           Company; formerly, Executive Vice
                                  President, Anchor Glass Container
                                  Corporation

Donald L. Dunaway   1980-present  Retired; formerly, Executive Vice             83           None
(65)                              President, A. O. Smith Corporation
Trustee                           (diversified manufacturer)



                                       77

Name, Age and       Length                                            Number of
Position(s) Held    of Time       Principal Occupation(s)             Funds/Portfolios in    Other
with the Trust      Served*       During Past 5 Years                 Fund Complex Overseen  Directorships Held
--------------      -------       -------------------                 ---------------------  ------------------

James R. Edgar      1999-present  Distinguished Fellow, University              83           Kemper Insurance Companies; John B.
(56)                              of Illinois Institute of                                   Sanfilippo & Son, Inc.
Trustee                           Government and Public Affairs;                             (processor/packager/marketer of nuts,
                                  formerly, Governor, State of                               snacks and candy products); Horizon
                                  Illinois                                                   Group Properties, Inc.; Youbet.com,
                                                                                             Inc. (online wagering platform of
                                                                                             Churchill Downs, Inc.)


Paul K. Freeman      2002-present  President, Cook Street Holdings              97            None
(52)                               (consulting); Adjunct Professor,
Trustee                            University of Denver; Consultant,
                                   World Bank/Inter-American
                                   Development Bank; formerly,
                                   Project Leader, International
                                   Institute for Applied Systems
                                   Analysis (1998-2001); formerly,
                                   Chief Executive Officer, The Eric
                                   Group Inc. (environmental
                                   insurance) (1986-1998)



                                       78

Name, Age and       Length                                            Number of
Position(s) Held    of Time       Principal Occupation(s)             Funds/Portfolios in    Other
with the Trust      Served*       During Past 5 Years                 Fund Complex Overseen  Directorships Held
--------------      -------       -------------------                 ---------------------  ------------------

Robert B. Hoffman   1981-present  Retired; formerly, Chairman,                  83           None
(65)                              Harnischfeger Industries, Inc.
Trustee                           (machinery for the mining and
                                  paper industries);  formerly,  Vice
                                  Chairman and Chief  Financial
                                  Officer, Monsanto Company
                                  (agricultural, pharmaceutical and
                                  nutritional/food products);
                                  formerly, Vice President and Head
                                  of International Operations, FMC
                                  Corporation (manufacturer of
                                  machinery and chemicals)

Shirley D. Peterson 1995-present  Retired; formerly, President, Hood            83           Bethlehem Steel Corp.
(60)                              College; formerly, Partner,
Trustee                           Steptoe & Johnson (law firm);
                                  formerly, Commissioner, Internal
                                  Revenue Service; formerly,
                                  Assistant Attorney General (Tax),
                                  U.S. Department of Justice

Fred B. Renwick     1988-present  Retired; Professor Emeritus of                83           The Wartburg Foundation; The
(72)                              Finance, New York University,                              Investment Fund for Foundations;
Trustee                           Stern School of Business                                   Chairman, Finance Committee of
                                                                                             Morehouse College Board of Trustees;
                                                                                             American Bible Society Investment
                                                                                             Committee; formerly, Director of Board
                                                                                             of Pensions, Evangelical Lutheran
                                                                                             Church in America; formerly, member of
                                                                                             the Investment Committee of Atlanta
                                                                                             University Board of Trustees



                                       79

Name, Age and       Length                                            Number of
Position(s) Held    of Time       Principal Occupation(s)             Funds/Portfolios in    Other
with the Trust      Served*       During Past 5 Years                 Fund Complex Overseen  Directorships Held
--------------      -------       -------------------                 ---------------------  ------------------

William P. Sommers  1979-present  Retired; formerly, President and              83           PSI Inc. (engineering and testing
(69)                              Chief Executive Officer, SRI                               firm); Evergreen Solar, Inc.
Trustee                           International (research and                                (develop/manufacture solar electric
                                  development); formerly, Executive                          system engines); H2Gen (manufacture
                                  Vice President, Iameter (medical                           hydrogen generators); Zassi Medical
                                  information and educational                                Evolutions, Inc. (specialists in
                                  service provider); formerly,                               intellectual property opportunities
                                  Senior Vice President and                                  in medical device arena)
                                  Director, Booz, Allen & Hamilton
                                  Inc. (management consulting firm)

John G. Weithers    1993-present  Retired; formerly, Chairman of the            83           Federal Life Insurance Company;
(68)                              Board and Chief Executive Officer,                         Chairman of the Members of the
Trustee                           Chicago Stock Exchange                                     Corporation and Trustee, DePaul
                                                                                             University; formerly, International
                                                                                             Federation of Stock Exchanges;
                                                                                             formerly, Records Management Systems

Interested Trustees**

                                                                                              Number of Funds/
                                                 Length                                       Portfolios in
Name,                   Position(s) Held         of Time     Principal Occupation(s)          Fund Complex     Other
Address and Age         with Trust               Served*     During Past 5 Years              Overseen         Directorships Held
---------------         ----------               -------     -------------------              --------         ------------------

William F. Glavin, Jr.# Trustee and President    2001-       Managing Director of             83               Trustee,
(43)                                             present***  DeutscheAsset Management                          Crossroads for
                                                                                                               Kids, Inc. (serves
                                                                                                               at-risk children)

Richard T. Hale##        Trustee, Chairman and   2002-       Managing Director of             220              Director,
(57)                     Vice President          present     Deutsche Bank Securities Inc.                     Deutsche Global
                                                             (formerly  Deutsche Banc                          Funds, Ltd.,
                                                             Alex. Brown Inc.) and                             CABEI Fund and
                                                             Deutsche Asset Management                         North American
                                                             Americas; Director                                Income Fund;
                                                             and President, Investment                         formerly,
                                                             Company Capital Corp.                             Director, ISI
                                                             (registered investment advisor)                   Family of Funds
                                                             and Deutsche Asset Management                     (registered
                                                             Mutual Funds; Vice  President,                    investment
                                                             Deutsche AssetManagement, Inc.                    companies)


Officers for the Funds**

                                                                                                Number of
                                                                                                Funds/
                                                  Length                                        Portfolios in
Name,               Position(s) Held              of Time      Principal Occupation(s)          Fund Complex     Other
Address and Age     with Trust                    Served       During Past 5 Years              Overseen         Directorships Held
---------------     ----------                    ------       -------------------              --------         ------------------

William F. Glavin,  Trustee and President         2000-         Managing Director of Deutsche    83              Trustee,
Jr.# (43)                                         present***    Asset Management                                 Crossroads for
                                                                                                                 Kids, Inc. (serves
                                                                                                                 at-risk children)

Richard T. Hale##    Trustee, Chairman and Vice   2002-         Managing Director of Deutsche    220             Director,
(57)                 President                    present       Bank Securities Inc. (formerly                   Deutsche Global
                                                                Deutsche Banc Alex. Brown                        Funds, Ltd.,
                                                                Inc.) and Deutsche Asset                         CABEI Fund and
                                                                Management Americas; Director                    North American
                                                                and President, Investment                        Income Fund;
                                                                Company Capital Corp.                            formerly,
                                                                (registered investment                           Director, ISI
                                                                advisor) and Deutsche Asset                      Family of Funds
                                                                Management Mutual Funds; Vice                    (registered
                                                                President, Deutsche Asset                        investment
                                                                Management, Inc.                                 companies)

Philip J. Collora#  Vice President and Assistant  1990-         Senior Vice President of         Not Applicable   None
(56)                Secretary                     present       Deutsche Asset Management

John Millette+      Secretary                     1999-         Vice President of Deutsche       Not Applicable   None
(39)                                              present       Asset Management



                                       82

                                                                                                Number of
                                                                                                Funds/
                                                  Length                                        Portfolios in
Name,               Position(s) Held              of Time      Principal Occupation(s)          Fund Complex     Other
Address and Age     with Trust                    Served       During Past 5 Years              Overseen         Directorships Held
---------------     ----------                    ------       -------------------              --------         ------------------

Daniel O. Hirsch##   Vice President and           2002-        Managing Director of Deutsche    Not Applicable  None
(48)                 Assistant Secretary          present      Asset Management; formerly,
                                                               Principal, BT Alex. Brown
                                                               Incorporated, (Deutsche Banc
                                                               Alex. Brown Inc.); formerly,
                                                               Assistant General Counsel,
                                                               United States Securities and
                                                               Exchange Commission

Caroline Pearson+   Assistant Secretary           1998-        Managing Director of Deutsche    Not Applicable   None
(40)                                              present      Asset Management; formerly,
                                                               Associate, Dechert (law firm)

Gary L. French+     Treasurer                     2002-        Managing Director of Deutsche    Not Applicable   None
(51)                                              present      Asset Management; formerly,
                                                               President of UAM Fund Services,
                                                               Inc.

John R. Hebble+     Assistant Treasurer           1998-        Senior Vice President of         Not Applicable   None
(44)                                              present      Deutsche Asset Management

Thomas Lally+       Assistant Treasurer           2001-        Senior Vice President of         Not Applicable   None
(34)                                              present      Deutsche Asset Management

Brenda Lyons+       Assistant Treasurer           1998-        Senior Vice President of         Not Applicable   None
(40)                                              present      Deutsche Asset Management



                                       83


                                                                                                Number of
                                                                                                Funds/
                                                  Length                                        Portfolios in
Name,               Position(s) Held              of Time      Principal Occupation(s)          Fund Complex     Other
Address and Age     with Trust                    Served       During Past 5 Years              Overseen         Directorships Held
---------------     ----------                    ------       -------------------              --------         ------------------

Stephen H. Boyd###  Vice President                2002-        Vice President, Deutsche Asset   Not Applicable   None
(31)                                              present      Management (1998 to present);
                                                               prior thereto, analyst for
                                                               Union Bank of Switzerland and
                                                               municipal research analyst for
                                                               ABN AMRO Securities

Gary R. Pollack###  Vice President                2002-        Director of Deutsche Asset       Not Applicable   None
(48)                                              present      Management

* Length of time served represents the date that each Trustee was first elected to the Chicago Board. This common board of directors/trustees oversees a number of investment companies, including the Trust, managed by the Advisor.


** As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.


*** Mr. Glavin first became a Trustee of the Trust in 2001 and an officer of the Trust in 2000.

+        Address: Two International Place, Boston, Massachusetts

#        Address: 222 South Riverside Plaza, Chicago, Illinois

##       Address: One South Street, Baltimore, Maryland

###      Address: 280 Park Avenue, New York, New York

Trustee's and Officers' Role with Scudder Distributors, Inc.

William F. Glavin, Jr.:              Vice President and Director
Caroline Pearson:                    Secretary
Philip J. Collora:                   Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage each Fund's day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of each Fund. A majority of the Trust's Board members are not affiliated with the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.


Board Committees.  The Trust's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Trust's Audit Committee held 4 meetings during the calendar year 2001.

Nominating and Governance Committee: This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Trust's Nominating and Governance Committee held 3 meetings during the calendar year 2001. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of each Fund.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chairman) and Richard T. Hale. Alternate members are Lewis A. Burnham, Donald
L. Dunaway, John G. Weithers and William F. Glavin, Jr. The Trust's Valuation Committee held 0 meetings during the calendar year 2001.

Operations Committee: This Committee oversees the operations of each Fund, such as reviewing the Funds' administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Trust's Operations Committee held 4 meetings during the calendar year 2001.

Money Market Oversight Committee: This Committee oversees investment activities of each Fund, such as investment performance and risk, expenses, services provided under the investment management agreement and portfolio pricing procedures. The members of the Money Market Oversight Committee are Fred B. Renwick (Chairman), John W. Ballantine and Shirley D. Peterson. The Money Market Oversight Committee held 4 meetings during the calendar year 2001.

Remuneration. Each Non-interested Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by DeAM which may have different fee schedules. The Advisor supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trust, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Mr. Dunaway and Governor Edgar have elected to defer at least a portion of their fees.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the most recent calendar year.

                                                                                                  Total Compensation Paid to
                                  Compensation from Investors    Pension or Retirement Benefits       Trustees from Fund
Name of Trustees                     Municipal Cash Fund*       Accrued as Part of Fund Expenses         Complex(4)(5)
----------------                     --------------------       --------------------------------         -------------

John W. Ballantine                          $5,946                            $0                             $183,980
Lewis A. Burnham                            $5,213                            $0                             $169,290
Donald L. Dunaway(1)                        $5,696                            $0                             $181,430
James R. Edgar(2)**                         $4,160                            $0                             $200,660
Paul K. Freeman***                              $0                            $0                              $23,500
Robert B. Hoffman                           $5,156                            $0                             $159,880
Shirley D. Peterson(3)                      $5,899                            $0                             $189,830
Fred B. Renwick**                           $4,580                            $0                             $214,990
William P. Sommers                          $5,769                            $0                             $183,300
John G. Weithers**                          $4,406                            $0                             $206,000

* Investors Municipal Cash Fund consists of five funds: Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund.

**       Newly elected Trustee, effective July 18, 2001.

***      Newly elected Trustee, effective May 15, 2002.

^(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Funds to Mr. Dunaway are $2,669.

^(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Funds to Governor Edgar are $2,372.

^(3) Includes $18,960 in annual retainer fees for Ms. Peterson's role as Lead Trustee.

^(4) For each Trustee, except Mr. Freeman, total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 83 funds/portfolios. For Mr. Freeman, the total includes compensation for service on the board of 1 Trust comprised of 11 funds. Mr. Freeman currently serves on the boards of 34 DeAM trusts/corporations comprised of 97 funds/portfolios.

^(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $10,340 for each Trustee, excluding Mr. Freeman who was not a Trustee of the Trust or the Chicago Board at the time of the sale. These meeting fees were borne by the Advisor.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Non-interested Trustees have established the expectation that within three years, A Non-interested Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-interested Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he oversees that best fit his own appropriate investment needs. The following table sets forth each Trustee's share ownership of the Funds and all funds in the fund complex overseen by the Trustee as of December 31, 2001.

                               Dollar Range of                      Aggregate Dollar Range
                             Equity Securities in         of Equity Securities in All Funds Overseen
                               Investors Florida            by Trustees/Directors in the Scudder and
Name of Trustees              Municipal Cash Fund             Deutsche Bank Families of Funds
----------------              -------------------             -------------------------------

John W. Ballantine                 None                            Over $100,000
Lewis A. Burnham                   None                            Over $100,000
Donald L. Dunaway*                 None                            Over $100,000
James R. Edgar*                    None                            $50,001 - $100,000
Paul K. Freeman                    None                            None
William F. Glavin, Jr.             None                            Over $100,000
Richard T. Hale                    None                            Over $100,000
Robert B. Hoffman                  None                            Over $100,000
Shirley D. Peterson                None                            Over $100,000
Fred B. Renwick                    None                            Over $100,000
William P. Sommers                 None                            Over $100,000
John G. Weithers                   None                            Over $100,000

                                       Dollar Range of                        Aggregate Dollar Range
                                     Equity Securities in           of Equity Securities in All Funds Overseen
                                      Investors Michigan              by Trustees/Directors in the Scudder and
Name of Trustee                      Municipal Cash Fund                   Deutsche Bank Families of Funds
---------------                      -------------------                   -------------------------------

John W. Ballantine                          None                               Over $100,000
Lewis A. Burnham                            None                               Over $100,000
Donald L. Dunaway*                          None                               Over $100,000
James R. Edgar*                             None                               $50,001 - $100,000
Paul K. Freeman                             None                               None
William F. Glavin, Jr.                      None                               Over $100,000
Richard T. Hale                             None                               Over $100,000
Robert B. Hoffman                           None                               Over $100,000
Shirley D. Peterson                         None                               Over $100,000
Fred B. Renwick                             None                               Over $100,000
William P. Sommers                          None                               Over $100,000
John G. Weithers                            None                               Over $100,000

                                     Dollar Range of                      Aggregate Dollar Range
                                   Equity Securities in         of Equity Securities in All Funds Overseen
                             Investors New Jersey Municipal      by Trustees/Directors in the Scudder and
Name of Trustee                         Cash Fund                     Deutsche Bank Families of Funds
---------------                         ---------                     -------------------------------

John W. Ballantine                      None                               Over $100,000
Lewis A. Burnham                        None                               Over $100,000
Donald L. Dunaway*                      None                               Over $100,000
James R. Edgar*                         None                               $50,001 - $100,000
Paul K. Freeman                         None                               None
William F. Glavin, Jr.                  None                               Over $100,000
Richard T. Hale                         None                               Over $100,000
Robert B. Hoffman                       None                               Over $100,000
Shirley D. Peterson                     None                               Over $100,000
Fred B. Renwick                         None                               Over $100,000
William P. Sommers                      None                               Over $100,000
John G. Weithers                        None                               Over $100,000

                                     Dollar Range of                      Aggregate Dollar Range
                                   Equity Securities in         of Equity Securities in All Funds Overseen
                                  Investors Pennsylvania         by Trustees/Directors in the Scudder and
Name of Trustee                    Municipal Cash Fund                Deutsche Bank Families of Funds
---------------                    -------------------                -------------------------------

John W. Ballantine                      None                         Over $100,000
Lewis A. Burnham                        None                         Over $100,000
Donald L. Dunaway*                      None                         Over $100,000
James R. Edgar*                         None                         $50,001 - $100,000
Paul K. Freeman                         None                         None
William F. Glavin, Jr.                  None                         Over $100,000
Richard T. Hale                         None                         Over $100,000
Robert B. Hoffman                       None                         Over $100,000
Shirley D. Peterson                     None                         Over $100,000
Fred B. Renwick                         None                         Over $100,000

                                       88

                                     Dollar Range of                      Aggregate Dollar Range
                                   Equity Securities in         of Equity Securities in All Funds Overseen
                                  Investors Pennsylvania         by Trustees/Directors in the Scudder and
Name of Trustee                    Municipal Cash Fund                Deutsche Bank Families of Funds
---------------                    -------------------                -------------------------------

William P. Sommers                       None                         Over $100,000
John G. Weithers                         None                         Over $100,000

                                  Dollar Range of                      Aggregate Dollar Range
                                Equity Securities in         of Equity Securities in All Funds Overseen
                                Tax-Exempt New York           by Trustees/Directors in the Scudder and
Name of Trustee                  Money Market Fund                 Deutsche Bank Families of Funds
---------------                  -----------------                 -------------------------------

John W. Ballantine                      None                               Over $100,000
Lewis A. Burnham                        None                               Over $100,000
Donald L. Dunaway*                      None                               Over $100,000
James R. Edgar*                         None                             $50,001 - $100,000
Paul K. Freeman                         None                                    None
William F. Glavin, Jr.                  None                               Over $100,000
Richard T. Hale                         None                               Over $100,000
Robert B. Hoffman                       None                               Over $100,000
Shirley D. Peterson                     None                               Over $100,000
Fred B. Renwick                         None                               Over $100,000
William P. Sommers                  $1 - $10,000                           Over $100,000
John G. Weithers                        None                               Over $100,000

* The dollar range of shares shown includes share equivalents of Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

Securities Beneficially Owned. None of the Noninterested Trustees owned securities beneficially of the Advisor, SDI or any Person Directly or Indirectly Controlling, Controlled by or Under Common Control with the Advisor or SDI. As of June 28, 2002, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Fund.

To the best of the Trust's knowledge, as of June 28, 2002, no person owned beneficially more than 5% of a Fund's outstanding shares (except as noted below).

As of June 28, 2002, 12,784,080 shares in the aggregate, or 8.17%, of the outstanding shares of Tax-Exempt New Money Market Fund were held in the name of Prudential Securities, Inc., for the benefit of customers, 1 New York Plaza, New York, NY 10004, who may be deemed to be the beneficial owner of certain of these shares.

                               TRUST ORGANIZATION


The Trust is an open-end, non-diversified management investment company, which was organized under the name "Tax-Exempt New York Money Market Fund" as a business trust under the laws of Massachusetts on March 2, 1990 with a single investment portfolio. On May 21, 1997 the Trust changed its name from "Tax-Exempt New York Money Market Fund" to "Investors Municipal Cash Fund."

The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust has five Funds. None of the Funds' shares are divided into classes. The Board of Trustees may authorize the issuance of additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust offers multiple Funds, it is known as a "series company." Shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences, rights or privileges of any classes of shares within the Fund. Generally each class of shares issued by a particular Fund would differ as to the allocation of certain expenses of the Fund such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings, and does not intend to do so. However, it will hold shareholder meetings as required or deemed desirable in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions. Subject to the Agreement and Declaration of Trust of the Trust, shareholders may remove trustees. Shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.


The Florida, Michigan, New Jersey and Pennsylvania Funds each may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by DeIM in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Fund or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.


                              FINANCIAL STATEMENTS


The financial statements, including the investment portfolios, of Investors Municipal Cash Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated March 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

                             Ratings of Investments

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                                            PART C. OTHER INFORMATION

   Item 23        Exhibits
   -------        --------

                   (a)(1)                   Amended and Restated Agreement and Declaration of Trust dated March 9, 1990.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (b)(1)                   By-laws
                                            (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (b)(2)                   Amended By-Laws.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement)

                   (c)(1)                   Text of Share Certificate
                                            (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (c)(2)                   Written Instrument Amending the Agreement and Declaration of Trust dated
                                            May 19, 1997
                                            (Incorporated herein by reference to Post-Effective Amendment No. 8 to the
                                            Registration Statement)

                   (c)(3)                   Written Instrument Amending the Agreement and Declaration of Trust dated May
                                            19, 1997
                                            (Incorporated herein by reference to Post-Effective Amendment No. 8 to the
                                            Registration Statement)

                   (c)(4)                   Written Instrument Amending the Agreement and Declaration of Trust dated
                                            February 20, 1998 (Michigan Fund)
                                            (Incorporated herein by reference to Post-Effective Amendment No. 11 to the
                                            Registration Statement)

                    (d)                     Investment Management Agreement between the Registrant, on behalf of
                                            Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash
                                            Fund, Investors Michigan Municipal Cash Fund, Investors Pennsylvania
                                            Municipal Cash Fund, and Tax-Exempt New York Money Market Fund, dated
                                            September 7, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (d)(1)                   Investment Management Agreement between the Registrant, on behalf of
                                            Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash
                                            Fund, Investors Michigan Municipal Cash Fund, Investors Pennsylvania
                                            Municipal Cash Fund, and Tax-Exempt New York Money Market Fund, dated April
                                            5, 2002, and Deutsche Investment Management Americas Inc. is filed herein.

                   (e)(1)                   Administration, Shareholder Services and Distribution Agreement between
                                            Investors Municipal Cash Fund and Kemper Distributors, Inc., dated September
                                            7, 1998
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)



                                Part C - Page 1

                   (e)(2)                   Underwriting and Distribution Services Agreement between Investors Municipal
                                            Cash Fund and Scudder Distributors, Inc. dated April 5, 2002 is filed herein.

                   (e)(3)                   Administration, Shareholder Services and Distribution Agreement between
                                            Investors Municipal Cash Fund and Kemper Distributors, Inc. dated October 1,
                                            1999 is filed herein.

                    (f)                     Inapplicable.

                   (g)(1)                   Custody Agreement between the Registrant, on behalf of Investors Florida
                                            Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors
                                            Michigan Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund,
                                            and Tax-Exempt New York Money Market Fund, and State Street Bank and Trust
                                            Company, dated May 3, 1999.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (g)(2)                   Amended Custody Agreement between the Registrant, on behalf of Investors
                                            Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund,
                                            Investors Michigan Municipal Cash Fund, Investors Pennsylvania Municipal
                                            Cash Fund, and Tax-Exempt New York Money Market Fund, and State Street Bank
                                            and Trust Company, dated January 5, 2001.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement)

                   (h)(1)                   Agency Agreement between Investors Municipal Cash Fund and Investors
                                            Fiduciary Trust Company dated October 18, 1990.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (h)(2)                   Supplement to Agency Agreement between Investors Municipal Cash Fund and
                                            Investors Fiduciary Trust Company dated April 1, 1995.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 6 to the
                                            Registration Statement)

                   (h)(3)                   Agency Agreement between Investors Municipal Cash Fund and State Street Bank and Trust Company dated August 3, 2000.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement)

                   (h)(4)                   Fund Accounting Agreement between the Registrant, on behalf of Investors
                                            Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund,
                                            Investors Michigan Municipal Cash Fund, Investors Pennsylvania Municipal
                                            Cash Fund, and Tax-Exempt New York Money Market Fund, and Scudder Fund
                                            Accounting Corporation, dated December 31, 1997.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 11 to the
                                            Registration Statement)

                    (i)                     Legal Opinion filed herein.

                    (j)                     Consent of Independent Accountants filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.



                                Part C - Page 2

                   (m)(1)                   Amended and Restated Rule 12b-1 Plan between Investors Florida Municipal
                                            Cash Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(2)                   Amended and Restated Rule 12b-1 Plan between Investors New Jersey Municipal
                                            Cash Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(3)                   Amended and Restated Rule 12b-1 Plan between Investors Michigan Municipal
                                            Cash Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(4)                   Amended and Restated Rule 12b-1 Plan between Investors Pennsylvania
                                            Municipal Cash Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(5)                   Amended and Restated Rule 12b-1 Plan between Tax-Exempt New York Money
                                            Market Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                    (n)                     Inapplicable.

                   (p)(1)                   Code of Ethics for Scudder Kemper Investments, Inc. and Kemper Distributors,
                                            Inc. dated December 15, 2000.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement).

                   (p)(2)                   Code of Ethics for Investors Municipal Cash Fund dated March 2001.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement)

                   (p)(3)                   Code of Ethics for Deutsche Asset Management is filed herein.

                   (p)(4)                   Code of Ethics for Scudder Funds is filed herein.

Item 24           Persons Controlled by or under Common Control with Fund.
-------           --------------------------------------------------------

                  None

Item 25           Indemnification.
-------           ----------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee


                                Part C - Page 3
                  against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor, was acquired by Deutsche Bank AG not including certain U.K. Operations. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

Name                       Business and Other Connections of Board of Directors of Registrant's Advisor
----                       ----------------------------------------------------------------------------

Dean Barr                  Director, Deutsche Investment Management Americas Inc.#

Deborah Flickinger         Director, Deutsche Investment Management Americas Inc.#

Thomas Hughes              Director, Deutsche Investment Management Americas Inc.#
                           Director and Vice President, Scudder Investor Services, Inc.#

William Schiebler          Director, Deutsche Investment Management Americas Inc.#

Philip von Girsewald       Director, Deutsche Investment Management Americas Inc.#

#             222 South Riverside Plaza, Chicago, Illinois

Item 27.          Principal Underwriters
--------          ----------------------

         (a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for other funds managed by Deutsche Investment Management Americas Inc., formerly Zurich Scudder Investments, Inc.



                                Part C - Page 4

         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


                      (1)                            (2)                                  (3)

         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         Thomas F. Eggers              Chairman and Director                    None
         345 Park Avenue
         New York, NY 10154

         Thomas V. Bruns               President and Director                   None
         222 South Riverside Plaza
         Chicago, IL  60606

         William F. Glavin             Vice President and Director              Trustee and President
         Two International Place
         Boston, MA  02110-4103

         James J. McGovern             Chief Financial Officer and Treasurer    None
         345 Park Avenue
         New York, NY  10054

         Caroline Pearson              Secretary                                Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack             Vice President and Chief Compliance      None
         Two International Place       Officer
         Boston, MA  02110-4103

         Susan K. Crawshaw             Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Scott B. David                Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Robert Froelich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher          Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606



                                Part C - Page 5

                      (1)                            (2)                                  (3)

         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         M. Patrick Donovan            Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Michael E. Harrington         Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Dean Jackson                  Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Terrance S. McBride           Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         C. Perry Moore                Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Johnston A. Norris            Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Todd N. Gierke                Assistant Treasurer                      None
         222 South Riverside Plaza
         Chicago, IL  60606

         James E. Keating              Assistant Treasurer                      None
         345 Park Avenue
         New York, NY  10054

         Philip J. Collora             Assistant Secretary                      Vice President and Assistant
         222 South Riverside Plaza                                              Secretary
         Chicago, IL  60606

         Diane E. Ratekin              Assistant Secretary                      None
         222 South Riverside Plaza
         Chicago, IL  60606

         (c)      Not applicable

Item 28           Location of Accounts and Records
-------           --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 or, in the case of records concerning transfer agency


                                Part C - Page 6
                  functions, at the offices of State Street and of the shareholder service agent, Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29           Management Services
-------           -------------------

                  Inapplicable.

Item 30           Undertakings
-------           ------------

                  Inapplicable.





                                Part C - Page 7

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of July 2002.

                                     INVESTORS MUNICIPAL CASH FUND

                                     By   /s/William F. Glavin, Jr.
                                          ------------------------------
                                          William F. Glavin, Jr.
                                          President

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      July 25, 2002


/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      July 25, 2002


/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      July 25, 2002


/s/ Paul K. Freeman
--------------------------------------
Paul K. Freeman*                            Trustee                                      July 25, 2002


/s/ James R. Edgar
--------------------------------------
James R. Edgar*                             Trustee                                      July 25, 2002


/s/ William F. Glavin
--------------------------------------
William F. Glavin*                          Trustee                                      July 25, 2002


/s/ Richard T. Hale
--------------------------------------
Richard T. Hale*                            Trustee                                      July 25, 2002


/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      July 25, 2002

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      July 25, 2002


/s/ Fred B. Renwick
--------------------------------------
Fred B. Renwick*                            Trustee                                      July 25, 2002



/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee                                      July 25, 2002


/s/ John G. Weithers
--------------------------------------
John G. Weithers*                           Trustee                                      July 25, 2002


/s/ Gary L. French
--------------------------------------
Gary L. French                              Treasurer (Principal Financial and           July 25, 2002
                                            Accounting Officer)

*By:     /s/John Millette
         ------------------
         John Millette**

         ** John Millette signs this document pursuant to powers of attorney filed herein and as contained in and incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on July 31, 2001.

                                                               File No. 33-34819
                                                               File No. 811-6108


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 19
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 20

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          INVESTORS MUNICIPAL CASH FUND

                          INVESTORS MUNICIPAL CASH FUND

                                  EXHIBIT INDEX

                                 Exhibit (d)(1)

                                 Exhibit (e)(2)

                                 Exhibit (e)(3)

                                   Exhibit (i)

                                   Exhibit (j)

                                 Exhibit (p)(3)

                                 Exhibit (p)(4)










                                       2